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                                                                    EXHIBIT 10.7

                                                                Redacted Version
                                                                  Execution Copy

                              TERMINATION AGREEMENT

         *** Confidential treatment has been requested as to certain portions of this agreement. Such omitted confidential information has been designated by an asterisk and has been filed separately in accordance with the Securities and Exchange Act of 1934, as amended, and the Commission's rules and regulations promulgated under the Freedom of Information Act, pursuant to a request for confidential treatment. ***

     This TERMINATION AGREEMENT (this "Agreement") is entered into on November 7, 2002 (the "Effective Date") by and between Gemstar-TV Guide International, Inc., a Delaware corporation (the "Company"), Gemstar Development Corporation, a California corporation ("GDC"), and Elsie Ma Leung ("Employee").

                                   WITNESSETH:

     WHEREAS, the Company, (as successor in interest to Gemstar International Group Limited, a British Virgin Islands corporation), Employee and GDC are parties to that certain Amended and Restated Employment Agreement dated as of March 31, 1998, as amended (the "Current Employment Agreement"), pursuant to which Employee is currently employed as Chief Financial Officer of the Company and as Chief Operating Officer and Chief Financial Officer of GDC; and

     WHEREAS, the Company, GDC and Employee have agreed that Employee will (i) relinquish the title of Chief Financial Officer of the Company and the titles of Chief Operating Officer and Chief Financial Officer of GDC, (ii) terminate the Current Employment Agreement on the terms and conditions set forth herein, including providing for the mutual releases set forth herein, and (iii) enter into a new employment agreement with the Company (the "New Employment Agreement") pursuant to which Employee will serve as the non-executive Vice Chairman of the Board of the Company and as an employee of a business unit of the Company focused on developing new international markets ("Gemstar International").

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties agree as follows:

     1.   Resignations and Termination of Current Employment Agreement.

          Subject to the payment by the Company of the amounts required to be paid to Employee on the Effective Date as provided in Section 2 hereof and the performance by the Company of its other obligations to be performed on the Effective Date as provided herein, (a) Employee hereby resigns, effective as of the Effective Date, (i) as Chief Financial Officer of the Company, (ii) as Chief Operating Officer and Chief Financial Officer of GDC, (iii) from each and every office that she may hold with any direct or indirect Subsidiary (as such term is defined below), (iv) as a member of the Board of Directors of any Subsidiary of which she may be a director, including without limitation, the Board of Directors of GDC, (v) as a member of any committee of the Board of Directors of the Company and any Subsidiary of which she may be a member, (vi) as a trustee or member of any committee in connection with any employee benefit or compensation plan, fund or program, of the Company or any Subsidiary of which she may be a trustee or committee member and (vii) from any and all other titles, capacities, or functions with the Company, GDC and their respective Subsidiaries and affiliates other than as a member of the Board of Directors of the Company and as an employee of "Gemstar International" (as defined in and as contemplated by the New Employment Agreement) and (b) as of the Effective Date, the Current Employment Agreement shall terminate in its entirety and shall be of no

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further force or effect. As used in this Agreement, the term "Subsidiary" means any corporation, limited liability company, partnership, business trust, limited liability partnership, joint stock company, trust, unincorporated association, joint venture or other entity of which securities (or other interests) having the power to elect a majority of that entity's board of directors or similar governing body, or otherwise having the power to direct the business and policies of that entity (other than securities or other interests having such power only upon the happening of a contingency that has not occurred) are held by the Company or one or more of its Subsidiaries.

     2.   Payments and Other Benefits.

     (a) The Company shall pay to Employee by wire transfer on the Effective Date, subject in each case to any required tax and similar withholdings, (i) a termination fee of $6,957,953, and (ii) $1,209,695 (in full and complete settlement for all unpaid salary, bonuses and unused vacation days due under the Current Employment Agreement or otherwise).

     (b) In addition to the foregoing, and notwithstanding any other provision of this Agreement, the Company shall reimburse Employee pursuant to Sections 3(d), 3(f), 5, and 7 of the Current Employment Agreement for any amounts due and owing (or required to be reimbursed) under such Sections through the Effective Date, such reimbursement to be made in accordance with the terms of such Sections; provided, however, that no request for reimbursement pursuant to
Section 3(d), 3(f) or 5 of the Current Employment Agreement shall be permitted after the Effective Date with respect to any expense incurred prior to January 1, 2002; and provided further, that any and all requests for reimbursement pursuant to Section 3(d), 3(f) or 5 of the Current Employment Agreement must be submitted by Employee no later than thirty (30) business days after the Effective Date; and provided further, that no request for reimbursement shall be permitted after the Effective Date for any expenses described in clause (A) of the second sentence of Section 3(d) of the Current Employment Agreement, it being understood that all such expenses are to be reimbursed pursuant to, and subject to the limitations set forth in, Section 4 of this Agreement.

     (c) To the extent that any Payment (as such term is defined in Schedule II to the Current Employment Agreement) made on or prior to the Effective Date is or was determined (as provided in the following sentence) to be subject to the Excise Tax (as such term is defined in Schedule II to the Current Employment Agreement) imposed by Section 4999 (as such term is defined in Schedule II to the Current Employment Agreement), Employee shall be entitled to the benefits and protections set forth in Schedule II of the Current Employment Agreement, which is incorporated herein by this reference to the same extent as if set forth in this Agreement in its entirety. Notwithstanding any provision in
Schedule II to the Current Employment Agreement to the contrary, the determination that any Payment made on or prior to the Effective Date is or was subject to the Excise Tax shall be established only by a final determination by the Internal Revenue Service ("IRS") that such Payment is or was subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), and that such Payment was actually made by the Employee. Further, Employee agrees to provide written notice of such IRS determination (and other IRS actions related hereto) to the Company within ten (10) days of receipt and the Company, in its discretion, may challenge such IRS

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determination. If the Company determines to challenge such IRS determination,
Employee agrees to provide full cooperation with the Company in order to effectuate such challenge.

     3.   Current Stock Options and other Equity Awards.

     (a) On the Effective Date, Employee will surrender to the Company for cancellation and without any additional consideration all options to purchase shares of the Company's Common Stock ("Common Shares") that were granted to Employee by the Company (or its predecessor) on or after April 13, 2000 (collectively, the "Cancelled Stock Options"). The Company and Employee agree that, prior to such cancellation, the Cancelled Stock Options represent the right to acquire, subject to the terms and conditions thereof, an aggregate of three million one hundred fifty thousand (3,150,000) Common Shares.

     (b) As of the Effective Date, and without any further action required on the part of the Company or Employee, all stock options held by Employee as of the Effective Date other than the Cancelled Stock Options shall immediately vest in full and shall become fully exercisable for their full term.

     (c) As of the date that is six months and a day after the date this Agreement is executed, or if such day is not a business day, on the next succeeding business day (the "Option Grant Date"), the Company shall grant to Employee one million one hundred twenty-six thousand five hundred and four (1,126,504) nonqualified stock options under the Company's 1994 Stock Incentive Plan, as amended (the "SIP"), in accordance with the terms and conditions set forth in the Termination Stock Option Agreement attached hereto as Exhibit A.

     (d) Subject to receiving the requisite stockholder approval, the Company shall cause the SIP to be amended (the "SIP Amendment") to provide for awards of restricted stock, such amendment to be substantially in the form attached hereto as Exhibit B. The Company will schedule an annual or special stockholders' meeting of the Company to occur as soon as reasonably practicable following the Effective Date (the "Stockholder Meeting"); provided, however, the parties acknowledge that the SIP Amendment will not be submitted for stockholder approval at the informational stockholder meeting expected to be scheduled in either November or December of 2002. At the Stockholder Meeting, the Company shall submit the SIP Amendment for stockholder approval.

          On the date of the Stockholder Meeting or as soon as reasonably practicable thereafter, the Company shall either issue restricted stock or grant Stock Units (as such term is defined under the SIP) to Employee as follows (the date of such issuance or grant is referred to herein as the "Share Grant Date"):

        (i) if the SIP Amendment is approved by the requisite vote of the Company stockholders at the Stockholder Meeting, the Company shall issue three hundred fifty-three thousand six hundred eighty (353,680) shares of restricted stock under the SIP to the Employee in accordance with the terms and conditions set forth in the Termination Restricted Stock Agreement attached hereto as Exhibit C, such shares to be issued in certificates of such denominations as Employee may request; or

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        (ii) if the SIP Amendment is not approved by the requisite vote of the
        Company stockholders at the Stockholder Meeting, the Company shall grant to Employee under the SIP (i) three hundred fifty-three thousand six hundred eighty (353,680) Stock Units and (ii) Dividend Equivalent Rights (as such term is defined under the SIP) representing the right to receive, if, when and as ordinary cash dividends are paid on the Company's Common Stock generally, an amount (of cash or other property) equal to the ordinary cash dividends that would be paid with respect to three hundred fifty-three thousand six hundred eighty (353,680) shares of the Company's Common Stock, in each case in accordance with the terms and conditions set forth in the Termination Stock Unit Agreement attached hereto as Exhibit D.

          The Company represents and warrants that, as of the date hereof, there are sufficient Common Shares available under the SIP to permit either of the grants described in (i) or (ii) above. Additionally, the Company represents and warrants that, as of the Share Grant Date, there will be sufficient Common Shares available under the SIP to permit either of the grants described in (i) or (ii) above.

     (e) If the SIP Amendment is approved by the Company stockholders at the Stockholder Meeting, with respect to those shares of restricted stock granted in
Section 3(d) above for which Employee makes a valid election within 30 days after the Share Grant Date under Section 83(b) of the Code (the "83(b) Shares"), the Company shall pay Employee, within five business days after the Company's receipt from Employee of evidence of such valid election, or as soon as reasonably practicable thereafter, an amount in cash (subject to applicable withholding) equal to X multiplied by Y multiplied by Z divided by W (the "83(b) Payment"), where:

                    X is the number of 83(b) Shares;

                    Y is the excess, if any, of the Maximum Share Price (as defined herein) over the Company Share Price (as defined herein) on the Effective Date;

                    Z is equal to the difference between (i) the lowest Federal long term capital gain rate and (ii) the sum of the highest marginal Federal income tax rate and highest marginal income tax rate for state ordinary income applicable to a California resident (adjusted for any applicable state tax deduction under Federal income tax laws)(this calculation shall be determined using those rates applicable in the year of the Share Grant Date); and

                    W is equal to (i) one (1) minus (ii) the amount equal to the sum of the highest marginal Federal income tax rate and highest marginal state income tax rate applicable to a California resident (adjusted for any applicable state tax deduction under Federal income tax laws)(this calculation shall be determined using those rates applicable in the year of the Share Grant Date).

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          The "Company Share Price" on any date shall be the Fair Market Value
(as such term is defined in the SIP) for one Common Share on such date. The "Trading Period" shall be the period beginning on the Effective Date until the close of business on the thirtieth Trading Day (as defined herein) following the Effective Date. The term "Trading Day" shall mean any day on which the Company's Common Stock is traded on a national securities exchange on which such Company Common Stock is listed or admitted to trade; provided, however, that if the Company's Common Stock is not listed or admitted to trade on any national securities exchange, the term "Trading Day" shall mean any business day. The "Maximum Share Price" shall be the lesser of (i) the highest Company Share Price of any date within the Trading Period or (ii) the Company Share Price on the applicable Share Grant Date. Notwithstanding anything herein to the contrary, no payment shall be made under this Section 3(e) if the Company Share Price on the Effective Date exceeds the Maximum Share Price. To the extent Company makes any payments to satisfy any tax withholding obligation relating to the Section 83(b) election above prior to paying the 83(b) Payment, the 83(b) Payment (to the extent possible) shall be reduced by such payments made by the Company to satisfy such tax withholding obligation, and, except as provided in the immediately following sentence, in no event shall Employee be required to reimburse the Company for such tax withholding obligation until the 83(b) Payment is made to Employee. If the 83(b) Payment is insufficient to repay such payments made by the Company to satisfy such tax withholding obligation, Employee shall pay the Company an amount in cash equal to the amount of deficiency on such date the 83(b) Payment would have been made (if not for the deduction of the prior sentence).

     (f) If the SIP Amendment is not approved by the Company stockholders, the Company shall pay Employee, on each Stock Unit vesting date, or as soon as reasonably practicable thereafter, an amount in cash (subject to applicable withholdings) equal to X multiplied by Y multiplied by Z divided by W (the "Stock Unit Payment"), where:

                  X is the number of Stock Units that vest on the applicable Stock Unit vesting date pursuant to the Termination Stock Unit Agreement attached hereto as Exhibit D;

                  Y is the excess, if any, of the Maximum Share Price over the Company Share Price on the Effective Date;

                  Z is equal to the difference between (i) the lowest Federal long term capital gain rate and (ii) the sum of the highest marginal Federal income tax rate and highest marginal income tax rate for state ordinary income applicable to a California resident (adjusted for any applicable state tax deduction available under Federal income tax laws)(this calculation shall be determined using those rates applicable in the year of the Stock Unit vesting date in question); and

                  W is equal to (i) one (1) minus (ii) the amount equal to the sum of the highest marginal Federal income tax rate and highest marginal state income tax rate applicable to a California resident (adjusted for any applicable state tax deduction available under Federal income tax

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                  laws)(this calculation shall be determined using those rates applicable in the year of the Stock Unit vesting date in question).

          Notwithstanding anything herein to the contrary, no payment shall be made under this Section 3(f) if the Company Share Price on the Effective Date exceeds the Maximum Share Price. To the extent that the Company has any tax withholding obligation relating to the Stock Units (or payment of such Stock Units) that vest on the applicable Stock Unit vesting date, the Company may reduce (to the extent possible) the Stock Unit Payment to the extent of such tax withholding obligation and, except as provided in the immediately following sentence, in no event shall Employee be required to reimburse the Company for such tax withholding obligation until the Stock Unit Payment is made to Employee. If the Stock Unit Payment is insufficient to repay such payments made by the Company to satisfy such tax withholding obligation, Employee shall pay the Company an amount in cash equal to the amount of deficiency on such date the Stock Unit Payment would have been made (if not for the deduction of the prior sentence). To the extent any payments to be made under this Section 3(f) are accelerated due to Employee's employment terminating as provided in Sections 4(a), 4(b), 4(d) or 4(f) of the New Employment Agreement, such payments shall be contingent on Employee (or, if deceased, her estate's legal representative) signing a general release of claims in a form provided by the Company which shall be substantially similar to Exhibit E.

     (g) The number and type of shares set forth above with respect to any stock option awards, restricted stock, Stock Units or Dividend Equivalent Rights (the "Equity Awards") provided under this Section 3, and applicable share prices for purposes of Section 3(e), shall be proportionately adjusted by the Company to the extent (if any) necessary to account for, and preserve the intended level of benefits following, any extraordinary dividend or other extraordinary distribution in respect of the outstanding Common Shares (to the extent paid in the form of Common Shares or other equity securities), or any recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, exchange of Common Shares, or similar extraordinary event, in each case to the extent such event affects the outstanding Common Shares.

     (h) Notwithstanding any provision herein or in the Termination Stock Option Agreement, Termination Restricted Stock Agreement, Termination Stock Unit Agreement or SIP to the contrary, no Equity Awards shall be granted under this
Section 3 after any (i) termination of Employee's employment pursuant to Sections 4(c) or 4(g) of the New Employment Agreement prior to the grant of such Equity Awards, or (ii) occurrence of any Breach Event (as defined below) which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within thirty (30) days after receipt of written notice from the Company of such Breach Event (the "Breach Cure Period"); provided, however, no Equity Awards shall be granted during any Breach Cure Period (but if all Breach Events are cured during the corresponding Breach Cure Periods, any Equity

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Awards scheduled to be granted during such Breach Cure Periods shall be deemed to have been granted as of the scheduled grant date); provided, further, no Equity Awards shall be granted during any For Cause Determination Period (as defined in the New Employment Agreement) (but, in the event that the Company Board determines no termination for Cause has occurred or Employee is successful in challenging any purported termination under Section 4(c) of the New Employment Agreement, any Equity Awards scheduled to be granted during such For Cause Determination Period shall be deemed to have been granted as of the scheduled grant date). The term "Breach Event" shall mean any (i) breach by Employee of any representation or warranty contained in Section 13 of this Agreement or (ii) material breach by Employee of Sections 6, 8, 10(g) or 10(h) of the New Employment Agreement. The determination that a Breach Event has occurred shall be made by the Company Board and following such determination, written notice of such Breach Event shall be provided to Employee by the Company Board or any proper officer of the Company. Employee agrees that, in her capacity as a Company Board member, she shall not vote on such a determination nor shall she vote on any Company Board determination that a Breach Event (as such term is defined in Henry Yuen's termination agreement with the Company of even date hereof) has occurred with respect to Henry Yuen. Any disputes related to this Section 3(h) shall be resolved pursuant to Section 10(f) of the New Employment Agreement.

     (i) Subject to Section 3(h) above, if Employee's employment under the New Employment Agreement terminates under Sections 4(a), 4(b), 4(d) or 4(f) thereof prior to the granting of any Equity Awards required to be granted hereunder, such Equity Awards not yet granted shall be granted to the Employee as provided in Sections 3(b) or 3(c), as the case may be, and shall be immediately vested in full upon grant.

     (j) In the event of a conflict or inconsistency between the terms and conditions of this Agreement and the terms and conditions of the agreement evidencing any Equity Award, the terms and conditions of the agreement evidencing such Equity Award shall govern. In the event of a conflict or inconsistency between the terms and conditions of this Agreement and the terms and conditions of the SIP, the terms and conditions of the SIP shall govern.

     (j) Notwithstanding any provisions herein to the contrary, to the extent any Equity Award required hereunder is made on a post-employment basis (such basis being with respect to Employee), the grant of such Equity Award, to the extent required by applicable law, shall be contingent upon the recipient making a valid representation that such recipient is an accredited investor under Regulation D of the Securities Act of 1933, as amended.

     (k) With respect to any Equity Awards issued to Employee pursuant to this Agreement, to the extent the Company is eligible to file a Registration Statement on Form S-8, the Company shall take all steps reasonably necessary to maintain the effectiveness of the Company's current Registration Statements on Form S-8.

     3A.  Alternative Equity Awards.

     If, after being requested to determine whether or not the stock option grants contemplated by Section 3 of this Agreement will result in variable accounting, the Company's independent auditors are unable to advise the Company that the stock option grants contemplated by Section 3 of this Agreement will not result in variable accounting, the Special Committee of the Company Board or the Company Board may, by providing (or directing the Company to provide) written notice to Employee before the Notification Deadline (as defined herein), commit to granting restricted stock or Stock Units rather than stock options, by replacing Section 3 and its related Exhibits (the "Replaced Equity Provisions") with a new Section 3 and its related Exhibits (the "New Equity Provisions") attached hereto as Appendix A. Such written notice

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shall state that the Company's independent auditors have been unable to advise the Company that the stock option grants contemplated by Section 3 of this Agreement will not result in variable accounting. Such written notice shall be provided in accordance with Section 10(b) and shall be effective as of the date delivered to Employee. Until such written notice is provided to Employee, the New Equity Provisions shall have no effect and Employee shall have no rights or obligations under the terms and conditions of the New Equity Provisions.

     If the New Equity Provisions become effective, Employee shall have no rights or obligations under the terms and conditions of the Replaced Equity Provisions and the terms and conditions set forth in the New Equity Provisions shall govern as of the Effective Date. All other provisions of the Agreement shall remain in effect.

     The "Notification Deadline" shall refer to the earlier of (i) the date the Stockholder Meeting occurs or (ii) the date that is six months after the Effective Date.

     4.   Expenses.

          The Company shall reimburse Employee for (or pay directly at Employee's request) any and all fees, costs and other expenses incurred in connection with the events leading to and the negotiation of this Agreement (and the termination of the Current Employment Agreement as provided herein), the New Employment Agreement or any other agreement referred to herein or therein; provided, however, that in no event shall the aggregate amount paid by the Company pursuant to this Section 4, plus the amount paid pursuant to Section 4 of that certain Termination Agreement between the Company and Henry C. Yuen, exceed $1,000,000, it being understood that any amount not paid as a result of such limitation shall be allocated between Employee and Mr. Yuen in proportion to their respective requests for reimbursement.

     5.   Public Announcements and Press Releases.

          Employee shall have the right to review and approve, such approval not to be unreasonably withheld or delayed, any press release or other public announcement made by the Company or any Subsidiary more or less contemporaneously with the execution hereof and relating to the matters addressed by this Agreement; provided, however, that the press release in the form of Exhibit F attached to this Agreement is hereby approved for joint public release by each of the parties to this Agreement.

     6.   Non-Disparagement.

     (a) The Company will direct its directors and executive officers to not publicly disparage, denigrate or ridicule Employee in respect of Employee's integrity or business practices, performance, skills, acumen, experience or success, or concerning Employee personally; provided, however, that nothing in this Section 6(a) shall prohibit the Company or any director or executive officer of the Company from disclosing such information as may be required by law, or by judicial or administrative process or order or the rules of any securities exchange or similar self-regulatory organization applicable to such person. The Company shall only be responsible for, and bear any and all liability, for, any breach of this Section 6(a) by any of its directors or executive officers (other than Henry Yuen), if such breach is knowingly and

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willfully committed by any such director or executive officer in connection with such director's or executive officer's duties to the Company and involves a material public disparagement of Employee.

     (b) Employee will not publicly disparage, denigrate or ridicule the Company or its directors or executive officers in respect of their integrity or business practices, performance, skills, acumen, experience or success or concerning any directors or executive officers personally; provided, however, that nothing in this Section 6(b) shall prohibit Employee from disclosing such information as may be required by law, or by judicial or administrative process or order or the rules of any securities exchange or similar self-regulatory organization applicable to such person. Employee shall only be responsible for, and bear any and all liability, for, any breach of this Section 6(b) if such breach is knowingly and willfully committed and involves a material public disparagement of the Company or its directors or executive officers.

     (c) Notwithstanding the foregoing, Employee shall not be entitled to terminate, rescind, repudiate or seek judicial invalidation of this Agreement or any other agreement with the Company as a remedy for any breach or alleged breach of Section 6(a); provided, however, that, Employee shall be entitled to the remedy specified in Section 4(f) of the New Employment Agreement.

     7.   Mutual Releases.

     (a) Employee, on behalf of herself and her heirs, executors, administrators, successors and assigns, hereby knowingly, voluntarily and irrevocably releases and discharges the Company and each Subsidiary, and any and all of their respective current and former officers, employees, agents, directors, legal representatives, attorneys and any successor or assign or predecessor of any of the foregoing, from any and all claims, charges, actions or causes of action any of them may have against any such released person, whether known or unknown, from the beginning of time through the Effective Date based upon any matter, cause or thing whatsoever related to or arising out of
(1) Employee's employment with the Company, GDC or any other Subsidiary or any predecessor entity prior to the Effective Date, (2) Employee's service as a director of the Company, GDC or any other Subsidiary or any predecessor entity through the Effective Date, (3) any such released person's service to the Company, GDC or any other Subsidiary or any predecessor entity through the Effective Date, (4) the termination of certain of Employee's positions with the Company, GDC or any other Subsidiary or any predecessor entity as of or prior to the Effective Date as contemplated by this Agreement, (5) the events leading to the execution of, or the execution of, any of the Restructuring Agreements (as such term is defined in the Umbrella Agreement (as defined below)), or (6) except for agreements and arrangements specified in the proviso to this sentence, any agreement or arrangement between Employee and any of the Company, GDC or any other Subsidiary or predecessor entity; provided, however, that this release shall not limit in any way or constitute a waiver of any rights or claims Employee may have (i) under this Agreement (or any Equity Award issued pursuant hereto), (ii) under the New Employment Agreement (or any equity award issued pursuant thereto), (iii) under that certain Umbrella Agreement of even date herewith among Employee, Henry Yuen and The News Corporation Limited (the "Umbrella Agreement"), (iv) under the Company's, GDC's or any other Subsidiary's Certificate of Incorporation or Bylaws (or similar organizational documents), as such exist as of the date hereof, (v) under any

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applicable insurance policy, (vi) for contribution as permitted by law in the event of entry of judgment against Employee as a result of any act or failure to act for which Employee and any other person are jointly liable, (vii) that arise from, or that are based on, events that occur after the Effective Date, (viii) under any stock option, deferred compensation or other similar compensation plan, program, agreement or arrangement, or (ix) under any pension, retirement or welfare benefit plan, program, agreement or arrangement, all of which rights shall be preserved.

     (b) Except as set forth herein, the Company and GDC, on behalf of themselves and each other Subsidiary, and any successor or assign of any of the foregoing, hereby knowingly, voluntarily and irrevocably release and discharge Employee, her family, estate, legal representatives, agents, attorneys, heirs, executors, successors and assigns, and any entity controlled by Employee from any and all claims, charges, actions or causes of action any of them may have against any such released person, whether known or unknown, from the beginning of time through the Effective Date based upon any matter, cause or thing whatsoever related to or arising out of (1) Employee's employment with the Company, GDC or any other Subsidiary or any predecessor entity prior to the Effective Date, (2) Employee's service as a director of the Company, GDC or any other Subsidiary or any predecessor entity through the Effective Date, (3) the termination of certain of Employee's positions with the Company, GDC or any other Subsidiary or any predecessor entity as of or prior to the Effective Date as contemplated by this Agreement, (4) the events leading to the execution of, or the execution of, any of the Restructuring Agreements, or (5) except for agreements and arrangements specified in the proviso to this sentence, any agreement or arrangement between Employee and any of the Company, GDC or any other Subsidiary or predecessor entity; provided, however, that this release shall not limit in any way or constitute a waiver of any rights or claims the Company, GDC or any Subsidiary may have (i) under this Agreement (or any Equity Award issued pursuant hereto), (ii) under the New Employment Agreement (or any equity award issued pursuant thereto), (iii) under the Umbrella Agreement, (iv) for contribution as permitted by law in the event of entry of judgment against the Company, GDC or any other Subsidiary as a result of any act or failure to act for which the Company or any such Subsidiary and any other person are jointly liable, or (v) that arise from, or that are based on, events that occur after the Effective Date, all of which rights shall be preserved. Nothing in this Agreement shall be construed to release or discharge any rights or claims the Company has or may have against Employee arising under the Sarbanes-Oxley Act of 2002, and any rules or regulations arising thereunder, as it may be amended from time to time (the "Sarbanes-Oxley Act").

     8.   Waiver.

          The parties expressly waive and relinquish all rights and benefits afforded by Section 1542 of the Civil Code of the State of California with respect to the releases provided herein, and do so understanding and acknowledging the significance of such specific waiver of Section 1542. Section 1542 of the Civil Code of the State of California states as follows:

          "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE
          CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE

          MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

Thus, notwithstanding the provisions of Section 1542, and for the purpose of implementing the releases provided herein, the parties expressly acknowledge that this Agreement is intended to include in its effect, without limitation other than the express limitations set forth herein, all claims which either party does not know or suspect to exist in such party's favor at the time of execution hereof, and that this Agreement contemplates the extinguishment of any such claims. The parties acknowledge and agree that the foregoing waiver of the provisions of Section 1542 has been expressly bargained for by each of the parties in the negotiation of this Agreement.

     9.   Covenant Not to Sue.

          Each party represents and covenants that such party has not filed any complaints, charges or lawsuits, nor commenced any arbitration or similar proceedings, against any other party with respect to any claim or potential claim released hereunder, and covenants that such party will not do so at any time hereafter, it being understood that this Section 9 shall not prohibit any party from commencing appropriate proceedings for the purpose of enforcing any claims not released hereunder. Nothing in this Agreement shall in any way be construed as an admission by any party that it or any affiliated entity has acted wrongfully or that any party in fact has any rights whatsoever against any other party.

     10.  Indemnification.

     (a) To the maximum extent permitted by applicable law, the Company and GDC shall, and shall cause each other Subsidiary to, indemnify Employee, defend Employee and hold Employee harmless from and against any and all:

     (i) claims, liabilities, injuries, judgments, fines, interest, legal expenses, penalties, costs and expenses (including, without limitation, attorneys' fees, costs of investigation and experts, and court reporter fees), settlements and other amounts incurred or suffered by Employee in connection with or relating to the defense or resolution of any threatened, pending or completed action, suit, proceeding or investigation (and in connection with any appeal with respect thereto), whether civil or criminal, administrative or investigative (including, without limitation, actions, suits, proceedings and investigations brought by or in the name of the Company or related person or entity or stockholder), or otherwise ("Expenses"), arising by reason of Employee's status, action or inaction, including, without limitation, actual or alleged errors or omissions, as an officer, director, employee, agent or stockholder of the Company, GDC, any other Subsidiary or any other affiliate of the Company prior to the Effective Date, so long as (A) Employee's conduct was in good faith, (B) Employee reasonably believed such conduct to be in or not opposed to the best interests of the Company, and (C) Employee's conduct was not in violation of the representations and warranties set forth in Section 15 below; or

     (ii) legal expenses and costs (including, without limitation, attorneys' fees, costs of investigation and experts and court reporter fees) and other amounts incurred or suffered by Employee in connection with or relating to the defense or resolution of any threatened, pending or completed action, suit, proceeding or investigation (and in connection with any appeal with respect thereto), whether civil or criminal, administrative or investigative (including, without limitation, actions, suits, proceedings and investigations (a) brought by or in the name of the Company or related person or entity or stockholder or (b) pursuant to the Sarbanes-Oxley Act), or otherwise, arising as a result of the execution of this Agreement (or any equity award issued pursuant hereto) or the execution of the New Employment Agreement (or any equity award issued pursuant thereto).

     (b) To the maximum extent permitted by applicable law, the Company shall promptly advance to Employee any and all expenses actually incurred by Employee in defending any and all actions, suits, proceedings or investigations or in preparing to defend any threatened action, suit, proceeding or investigation, in each case for which Employee is indemnified by the Company pursuant to Section 10(a). The advances to be made hereunder shall be paid by the Company to Employee within ten (10) days following delivery of a written request for payment therefor by Employee to the Company. Employee shall have a right to select attorneys to defend her in any actual or threatened action, suit, proceeding or investigation, subject to the Company's approval, which shall not be unreasonably withheld. Without limiting the generality of the foregoing, in
(i) the class action lawsuits pending against Employee, the Company and others as of the Effective Date, (ii) any future stockholder lawsuits are brought naming Employee as a defendant, and (iii) any investigation, inquiry or request for information, formal or informal, by the Securities and Exchange Commission or any other governmental entity or any self-regulatory organization, including without limitation, NASD, the Company shall, to the extent (1) permitted by applicable law and (2) Employee is indemnified by the Company pursuant to
Section 10(a), directly pay or cause a Subsidiary to pay (rather than advance to Employee or reimburse Employee for) all expenses, including the fees and expenses of separate counsel for Employee, regardless of whether counsel for the Company or for any other party has agreed or offered to, or is in fact, representing Employee in such lawsuit.

     (c)  [Reserved]

     (d) The Company shall maintain a directors' and officers' liability insurance policy (or policies) providing coverage until the later of (x) the sixth anniversary of the date on which Employee ceases to be a director or employee of the Company and (y) the date on which all claims against Employee that would otherwise be covered by such policy (or policies) become fully time-barred, providing coverage to Employee that is no less favorable to her in any respect (including, without limitation, with respect to scope, exclusions, amounts, and deductibles) than the coverage then being provided to any other present or former senior executive or director of the Company.

     (e) The indemnification, defense and hold harmless provided pursuant to this Section 10 shall continue even after Employee has ceased to be an officer, director, employee, agent or stockholder of the Company, and the rights and benefits thereof shall inure to the benefit of Employee's heirs, executors and administrators. Employee shall not be responsible for reimbursement of any expenses paid, reimbursed or advanced pursuant to this Section 10 except to the extent required by applicable law.

     (f) The parties acknowledge that, in addition to the rights provided in this Section 10, Employee has certain indemnification, defense and hold harmless rights as well as certain rights to be reimbursed for, or have the Company or a Subsidiary advance or pay, certain costs and expenses under other agreements and instruments, including, without limitation, the Certificates of Incorporation and Bylaws (or similar organizational documents) of the Company and certain of its Subsidiaries and the New Employment Agreement. Such rights are intended to be cumulative and the existence of any such right shall not limit or restrict in any way any other such right, and Employee shall have the right to pursue her rights of indemnification, defense, and hold harmless or seek reimbursement for, or advances or payment of, costs and expenses under any or all of such agreements and instruments and shall be entitled to the maximum benefits provided under such agreements and instruments.

     (g) Notwithstanding any other provision, this Section 10 shall not apply to disputes between Employee and the Company with respect to any alleged breach of, or seeking an interpretation of, or a determination of the rights or obligations of either party under, this Agreement, the New Employment Agreement or the Umbrella Agreement, which shall be resolved (i) as provided in Section 12 in the case of this Agreement and (ii) by the terms of such agreement, in the case of the New Employment Agreement and the Umbrella Agreement.

     11.  Wire Transfers; No Offset.

          All payments to be made to Employee hereunder shall be made by wire transfer in accordance with such wire transfer instructions as Employee may provide to the Company (or if Employee has not provided wire transfer instructions to the Company prior to the date any payment is due, by corporate check). The Company may not make any offset against amounts due to Employee under this Agreement or otherwise, on account of any claim the Company may have against her.

     12.  Resolutions of Disputes.

          In the event of any dispute, controversy, claim or disagreement between Employee and the Company with respect to any alleged breach of this Agreement, the interpretation of this Agreement, or the rights or obligations of either party under this Agreement, the parties shall consult and negotiate with each other in good faith and, recognizing their mutual interests, attempt to reach a solution satisfactory to both parties. If they do not resolve the dispute, controversy, claim or disagreement within a period of 30 days, or such longer period as they may mutually agree, then such dispute, controversy, claim or disagreement shall be resolved pursuant to confidential binding arbitration in New York, New York by a panel of three neutral arbitrators. The arbitration shall be conducted in accordance with the Commercial Rules of the American Arbitration Association then in effect. Within 15 days after the initiation of arbitration, the parties shall select three neutral arbitrators, all of whom shall be members of a state bar actively engaged in the practice of law for at least 10 years. Either party may seek interim or preliminary relief from the arbitrators until an arbitration award is rendered or the controversy is otherwise resolved. Either party also may, prior to the establishment of the arbitral tribunal, and without waiving any remedy under this Agreement, seek interim or provisional relief that is necessary to protect the rights or property of that party. The arbitration award shall be made as promptly as practicable and in any event within nine months of the filing of the notice of intention to arbitrate, and the arbitrators shall agree to comply with this schedule before accepting appointment; provided, however, that this time limit may be extended by agreement of the parties or by the arbitrators if necessary. The award of the arbitrators shall be in writing, shall be signed by a majority of the arbitrators, and shall include findings of fact and the reasons for the disposition of each claim. In the award, the arbitrators shall allocate all of the costs of the arbitration, including the fees of the arbitrators and the reasonable attorneys' fees of the prevailing party, against the non-prevailing party. This Section 12 shall not be construed to limit either party's right to obtain equitable relief with respect to any dispute and, pending a final arbitration by the arbitrators with respect to any such disputes, either party shall be entitled to obtain any such relief by direct application to state, federal or other applicable court, without being required to first arbitrate such dispute. Except as may be required by law, or by judicial or administrative process or order or the rules of any securities exchange or similar self-regulatory organization applicable to the party or arbitrator, neither the parties nor the arbitrators may disclose the existence, content or results of any arbitration hereunder without the prior written consent of all of the parties. Judgment on the award may be entered in any court having jurisdiction thereof.

     13.  Employee Representation and Warranties.

     Employee represents and warrants that:

          (a) Since January 1, 2002, to the best of Employee's knowledge and belief and except as set forth in Exhibit 1 attached hereto:

               (i) each material form, report and document filed by the Company with the Securities and Exchange Commission (the "SEC") (together with the amendments and supplements to such filings filed prior to the date of this Agreement, the "Company SEC Documents"), as of its filing date (or if amended, as of the date of its last amendment) complied as to form in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be;

               (ii) no Company SEC Document filed pursuant to the Securities Act, as of the date such document or amendment became effective (or if amended or supplemented, as of the date of its last amendment or supplement), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (iii) no Company SEC Document filed pursuant to the Exchange Act, as of its filing date (or if amended, as of the date of its last amendment), contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; and

               (iv) each of the consolidated balance sheets and consolidated financial statements (including the notes thereto) included in the Company SEC Documents (collectively, the "Company Financial Statements"): (A) presented fairly, in all material respects, the financial position of the Company as of the respective dates thereof; (B) presented fairly, in all material respects, the results of operations and cash flows of the Company for the respective periods set forth therein; (C) complied in all material respects with the then applicable accounting requirements and the published rules and regulations of the SEC with respect thereto; and (D) were prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis during the periods or as of the respective dates involved (except as otherwise noted therein and subject, in the case of unaudited interim financial statements, to normal year-end adjustments).

          In making the foregoing representations and warranties, Employee has also relied, in part, to the extent reasonable, upon information provided to Employee by other directors, officers, employees and agents of the Company and advice provided by attorneys and other professional advisors to the Company.

          (b) To the best of Employee's knowledge and belief, the information that Employee provided to the Company's Audit Committee and to the Company's Board of Directors in connection with the Audit Committee's investigation of the accounting treatment of the matters set forth and designated in Exhibit 1 as being subject to the Audit committee's investigation was true, complete and accurate in all material respects.

          (c) Employee has not knowingly violated or participated in, or consented to, any violation of, or directed any employee or agent of the Company to violate or participate in, any violation of any law, governmental regulation, stock exchange requirement, accounting standard (except, in the case of any accounting standard, to the extent of the qualifications to Employee's representations and warranties in subsection (a) above) or Company policy, the violation of which could reasonably be expected to have a material adverse effect upon the Company.

          (d) Since April 1, 2002, and except for the June 20, 2002 grant of stock options (representing 750,000 options) and any grant of stock options pursuant to this Agreement or the New Employment Agreement, Employee has not received any grant of options from the SIP, or any other arrangement, to purchase Common Shares, other than pursuant to this Agreement or the New Employment Agreement.

     14.  [Reserved]

     15.  Miscellaneous.

     (a)  Notices.

          Any notice or other communication provided for in this Agreement shall be in writing and sent, if to the Company or to GDC, to its office at:

          Gemstar - TV Guide International, Inc.
          Suite 800
          135 North Los Robles Ave.
          Pasadena, California 91101
          Facsimile:  (818) 792-4051
          Attention:  General Counsel

or at such other address as the Company may from time to time in writing designate, and, if to Employee, at such address as Employee may from time to time in writing designate (or Employee's business address of record in the absence of such designation). Each such notice or other communication shall be effective (i) if given by telecommunication, when transmitted to the applicable number so specified in (or pursuant to) this Section and an appropriate answerback is received, (ii) if given by mail, three days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when actually delivered at such address.

     (b)  Entire Agreement; Amendments.

          This Agreement, the Umbrella Agreement, the New Employment Agreement and the other agreements referred to herein and therein or entered into in connection therewith contain the entire agreement of the parties relating to the subject matter hereof and thereof and supersede any prior agreements, undertakings, commitments and practices relating to Employee's employment (or termination thereof) by the Company, GDC or any Subsidiary or any of their respective affiliates except for any and all other agreements necessary to give effect to the provisions of this Agreement, including, without limitation, stock option agreements, life insurance agreements and agreements relating to Additional Benefits (as such term is defined in the New Employment Agreement). No amendment or modification of the terms of this Agreement shall be valid unless made in writing and signed by Employee and, on behalf of the Company and GDC, by senior executive officers of the Company and GDC after approval thereof by the respective Board of Directors of the Company and GDC.

     (c)  Waiver.

          No failure on the part of any party to exercise or delay in exercising any right hereunder shall be deemed a waiver thereof or of any other right, nor shall any single or partial exercise preclude any further or other exercise of such right or any other right.

     (d)  Choice of Law.

          This Agreement, the legal relations between the parties and any action, whether contractual or non-contractual, instituted by any party with respect to matters arising under or growing out of or in connection with or in respect of this Agreement, the relationship of the parties or the subject matter hereof shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and performed in such State and without regard to conflicts of law doctrines.

     (e)  Severability.

          If any provision of this Agreement is held invalid or unenforceable, the remainder of this Agreement shall nevertheless remain in full force and effect, and if any provision is held invalid or unenforceable with respect to particular circumstances, it shall nevertheless remain in full force and effect in all other circumstances, to the fullest extent permitted by law.

     (f)  Section Headings.

          Section and other headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     (g)  Counterparts.

          This Agreement and any amendment hereto may be executed in several counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when a copy signed by each party has been delivered to the other party.

     (h)  Successors and Assigns.

          No rights or obligations of any party under this Agreement may be assigned or transferred by any party without the prior written consent of the other parties hereto; provided, however, that the Company or GDC may assign or transfer their rights and obligations hereunder in whole, but not in part, pursuant to a merger or consolidation in which the Company or GDC, as the case may be, is not the continuing entity, or a sale, liquidation or other disposition of all or substantially all of the business and assets of the Company or GDC, as the case may be, provided that the assignee or transferee is the successor to all or substantially all of the business and assets of the Company or GDC and assumes the liabilities, obligations and duties of the Company or GDC, as the case may be, under this Agreement, either contractually or as a matter of law. In the event of any disposition of its business and assets described in the preceding sentence, the Company or GDC shall take whatever action it can in order to cause such assignee or transferee expressly to assume the liabilities, obligations and duties of the selling party hereunder. To the extent applicable, this Agreement shall be binding upon, and inure to the benefit of, the successors and assigns, beneficiaries, devisees, heirs, next of kin, executors and administrators of Employee. In the event of Employee's death or a judicial determination of her incompetence, references in this Agreement to Employee shall be deemed to refer, where appropriate, to her legal representative, or, where appropriate, to her beneficiary or beneficiaries.

     (i)  Facsimile Signatures.

          This Agreement may be executed by delivery of a facsimile copy of an executed signature page with the same force and effect as the delivery of an originally executed signature page. In the event any party delivers a facsimile copy of a signature page to any document or agreement, such party shall deliver an originally executed signature page within three (3) business days of delivering such facsimile signature page or at any time thereafter upon request; provided, however, that the failure to deliver any such originally executed signature page shall not affect the validity of the signature page delivered by facsimile, which has and shall continue to have the same force and effect as the originally executed signature page.

 [The remainder of this page has been intentionally left blank - Signature page follows]

                    [Signature page to Termination Agreement]

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

GEMSTAR-TV GUIDE INTERNATIONAL, INC.                   EMPLOYEE

By: /s/ Jeff Shell                                      /s/ Elsie Ma Leung
   --------------------------------------              -------------------------
   Jeff Shell, Co-President                            ELSIE MA LEUNG



GEMSTAR DEVELOPMENT
CORPORATION

By: /s/ Jonathan B. Orlick
   ---------------------------
   Jonathan B. Orlick
   Executive Vice President

                                    Exhibit A

                      GEMSTAR-TV GUIDE INTERNATIONAL, INC.

                       TERMINATION STOCK OPTION AGREEMENT

   THIS AGREEMENT dated as of ________, ____, between Gemstar-TV Guide International, Inc., a Delaware corporation (the "Company"), and Elsie Ma Leung ("Employee").

                               W I T N E S S E T H
                               - - - - - - - - - -

WHEREAS, pursuant to the Gemstar-TV Guide International, Inc. 1994 Stock Incentive Plan, as amended (the "SIP"), the Company has granted to Employee effective as of the _______, ____ (the "Grant Date") one million one hundred twenty-six thousand five hundred four (1,126,504) nonqualified stock options to purchase authorized but unissued or treasury shares of the Company's Common Shares, $.01 par value, upon and subject to the terms and conditions set forth herein and in the SIP.

NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

     1. Defined Terms. Capitalized terms shall have the meaning assigned to them herein. Where capitalized terms are not defined herein they shall have the meaning assigned to them in the SIP.

For purposes of this Agreement:

"Breach Event" shall have the meaning assigned to it under the Termination Agreement.

"Breach Cure Period" shall have the meaning assigned to it under the Termination Agreement.

"Common Share" shall have the meaning assigned to it under the Termination Agreement.

"For Cause Determination Period" shall have the meaning assigned to it under the New Employment Agreement.

"New Employment Agreement" shall mean the employment agreement between the Company and Employee dated as of _________, 2002.

"Termination Agreement" shall mean the termination agreement between the Company, Employee and Gemstar Development Corporation, a California corporation, dated as of _______, 2002.

     2. Grant of Option. Effective as of the Grant Date, this Agreement evidences the Company's grant to Employee, subject to the vesting provisions and restrictions set forth below, of one million one hundred twenty-six thousand five hundred four (1,126,504) nonqualified stock options (the "Options") under the SIP. Each Option shall represent the right to acquire one (1)

Common Share. The number, type and exercise price of the Options are subject to adjustment pursuant to Section 4.2 of the SIP.

The Options shall expire on the first to occur of (i) the close of business on the last business day of the Company coinciding with or immediately preceding the day before the tenth anniversary of the Grant Date or (ii) the termination of the Options pursuant to Section 6 of this Agreement or Section 4.2 of the SIP.

The exercise price per Common Share under each Option shall equal the Fair Market Value of a Common Share on the Grant Date (or as of the last trading day preceding the Grant Date if the Grant Date is not a trading day).

The Options are intended to be non-qualified stock options and not incentive stock options under Code Section 422.

     3.   Exercisability of Options. The Options shall vest as follows:

(i) three hundred seventy five thousand five hundred two (375,502) Options shall vest on the Grant Date,

(ii) three hundred seventy five thousand five hundred one (375,501) Options shall vest on the first anniversary of the Grant Date, and

(iii) three hundred seventy five thousand five hundred one (375,501) Options shall vest on the second anniversary of the Grant Date;

     provided, however, that no Options shall vest after any (i) termination of Employee's employment pursuant to Section 4(c) or Section 4(g) of the New Employment Agreement, or (ii) occurrence of any Breach Event which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within the Breach Cure Period;

     provided, further, that no Options shall vest during any Breach Cure Period (but if all Breach Events are cured during the corresponding Breach Cure Periods, any unvested Options scheduled to vest during such Breach Cure Periods shall be deemed to have vested as of the scheduled vesting date);

     provided, further, no Options shall vest during any For Cause Determination Period (but, in the event that the Company Board determines no termination for Cause has occurred or Employee is successful in challenging any purported termination under Section 4(c) of the New Employment Agreement, any Options scheduled to vest during such For Cause Determination Period shall be deemed to have vested as of the scheduled vesting date); and

     provided, further, and subject to the foregoing paragraphs, that if Employee's employment under the New Employment Agreement terminates as provided in Sections 4(a), 4(b), 4(d) or 4(f) of the New Employment Agreement, the Options shall be vested at such termination provided Employee (or, if deceased, her estate's legal representative) signs a general release of claims in a form provided by the Company which shall be substantially similar to Exhibit E of the Termination Agreement. Subject to the execution of the aforementioned release, in the event of termination due to Section 4(b) of the New Employment Agreement, Employee's estate or Beneficiaries, as the case may be, shall be entitled to exercise all Options held by Employee at the time of her death for the balance of their term.

To the extent Employee does not purchase all or any part of the Common Shares under the Options exercisable and to which Employee is entitled, Employee has the right cumulatively thereafter to purchase any Common Shares not so purchased and such right shall continue until the Option terminates or expires. Fractional Common Share interests shall be disregarded, but may be cumulated. No fewer than 50 Common Shares may be purchased at any one time, unless the number purchased is the total number at the time available for purchase under the Option.

     4. Method of Exercise of Options. The Options shall be exercisable by the delivery to the Company of a written exercise notice in the form to be provided by Company, which shall state the number of Common Shares to be purchased pursuant to the Options. The purchase price of any Common Shares purchased on exercise of an Option shall be paid by Employee (or Employee's Personal Representative or Beneficiary, as the case may be) in full at the time of each purchase in one or a combination of the following methods: (i) in money, including by electronic funds transfer; (ii) by check payable to the order of the Company; (iii) to the extent permitted by applicable law, by a promissory note of Employee consistent with the requirements of Section 1.8 of the SIP, provided, however, that the Committee may in its absolute discretion limit Employee's ability to exercise an Option that is paid by a promissory note; or
(iv) to the extent permitted by and consistent with the Company's Certificate of Incorporation (as amended) and applicable law, by notice and third party payment in such manner as may be authorized by the Committee or by the delivery of Common Shares already owned by Employee, provided, however, that the Committee may in its absolute discretion limit Employee's ability to exercise an Option by delivering such Common Shares. Common Shares that are permitted to be used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise and shall have been beneficially owned by Employee for at least six months prior to such delivery.

In the event that the Company determines that the Company (or any affiliate or subsidiary of Company) is required to withhold any tax as a result of the issuance, vesting, exercise, payment or disposition of any Options, the tax withholding obligation shall be satisfied in accordance with the provisions and terms of Section 4.5 of the SIP.

Employee (or Employee's Beneficiary or Personal Representative) shall furnish any written statements required pursuant to Section 4.4 of the SIP.

     5. Continuance of Employment Required; No Employment Commitment. The vesting schedule requires continued service through each applicable vesting date as a condition to the vesting of the applicable installment of the Options and the rights and benefits under this Agreement. Service for less than the full portion of any vesting period, even if substantial, will not entitle Employee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided herein or under the SIP.

Nothing contained in this Agreement or the SIP constitutes an employment commitment by the Company, affects the termination provisions of Section 4 of the New Employment Agreement, confers upon Employee any right to remain employed by the Company or any Subsidiary, interferes in any way with the right of the Company or any Subsidiary at any time to terminate Employee's employment, or affects the right of the Company or any Subsidiary to increase or decrease Employee's other compensation.

     6.   Forfeiture.

All Options then unvested shall be automatically terminated and forfeited upon any (i) termination of Employee's employment pursuant to Section 4(c) or Section 4(g) of the New Employment Agreement, or (ii) occurrence of any Breach Event which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within the Breach Cure Period. Notwithstanding anything herein to the contrary, in the event that Employee is successful in challenging any purported termination under Section 4(c) of the New Employment Agreement, any unvested Options that terminated due to such purported termination shall be deemed reinstated and vested upon the conclusion of such successful challenge.

     7. Change in Control Event. All Options referred to in this Agreement shall be subject to immediate vesting upon the occurrence of:

(i) a Change in Control Event (as defined below); and

(ii) the Company has not provided for either (A) the cash-out of such Options at their then fair market value, or (B) the continuation of such Options in an economically equivalent amount (e.g. replacement shares of restricted stock, options or stock units, based on a successor company's stock, provided that such replacement award will have substantially similar terms and conditions as the Options immediately prior to the Change in Control Event).

The term "Change in Control Event" shall have the meaning assigned to such term under SIP Section 5; provided, however, that the measurement period for determining a "Change in Control Event" under SIP Section 5.1(f)(5) shall not include the one-year period after the Effective Date and such measurement period shall only commence upon the first anniversary of the Effective Date.

     8.   Termination of Options Under Certain Events. As contemplated by
Section 4.2 of the SIP, the Options may be terminated or rendered non-exercisable (to the extent they were not previously exercised) in certain circumstances, as described therein.

     9. Non-Transferability of Options. The Options and any other rights of Employee under this Agreement or the SIP are nontransferable and subject to extensive restrictions under Section 1.9 of the SIP. The Common Shares issuable on exercise of the Options are also subject to restrictions on transfer under
Section 1.10 of the SIP and to any and all repurchase or redemption rights of the Company that may be provided under its Certificate of Incorporation and Bylaws, as amended from time to time.

     10. Notices. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Company at its principal office and to Employee at the addresses given beneath their respective signatures hereon, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed given only when received, but if Employee is no longer an Eligible Person, any notice to Employee shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

     11. Plan. The Options and all rights of Employee thereunder are subject to, and Employee agrees to be bound by, all of the terms and conditions of the provisions of the SIP, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Agreement, and the terms and conditions of the SIP, the terms and conditions of the SIP shall govern except as expressly set forth herein. In the event of a conflict or inconsistency between the terms and conditions of this Agreement, and the terms and conditions of the Termination Agreement, the terms and conditions of this Agreement shall govern. Employee acknowledges receipt of a copy of the SIP, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the SIP that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in Employee, unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the SIP after the date hereof.

     12. Entire Agreement. This Agreement, the Termination Agreement, the New Employment Agreement and the SIP together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The SIP and this Agreement may be amended pursuant to Section 4.6 of the SIP. Such amendment must be in writing and signed by the Company. The Company may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of Employee, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

     13. Severability. If a court of competent jurisdiction determines that any portion of this Agreement is in violation of any statute or public policy, then only the portions of this Agreement which violate such statute or public policy shall be stricken, and all portions of this Agreement which do not violate any statute or public policy shall continue in full force and effect. Further, it is the parties' intent that any court order striking any portion of this Agreement should modify the terms as narrowly as possible to give as much effect as possible to the intentions of the parties under this Agreement.

     14. California Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California.

     15. Privileges of Stock Ownership. Except as otherwise expressly authorized by the Committee or the SIP, Employee will not be entitled to any privilege of stock ownership as to any Common Shares not actually delivered to and held of record by Employee. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

     16. No Restriction on Corporate Powers. The existence of the SIP and/or the Options shall not affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

     17. Further Assurances. Each of the parties hereto shall use its reasonable and diligent best efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such party's benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated herein.

     18. Execution. The grant of Options hereunder shall be rendered ineffective if Employee and spouse fail to execute this Agreement (with Consent of Spouse) and return the executed Agreement (with Consent of Spouse) to the Company within 30 days of the Grant Date.

     19. Counterparts. This Agreement and any amendment hereto may be executed in several counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when a copy signed by each party has been delivered to the other party.

                  [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and Employee has hereunto set his or her hand.

                                      GEMSTAR-TV GUIDE INTERNATIONAL, INC.



                                      By:
                                         ---------------------------------
                                      Title:
                                            ------------------------------


                                      EMPLOYEE

                                      ------------------------------------
                                      Elsie Ma Leung

                                      ------------------------------------
                                      (Address)

                                      ------------------------------------
                                      (City, State, Zip Code)

                                CONSENT OF SPOUSE

In consideration of the execution of the foregoing Termination Stock Option Agreement by Gemstar-TV Guide International, Inc., I, _________________________, the spouse of the Employee herein named, do hereby join with my spouse in executing the foregoing Termination Stock Option Agreement and do hereby agree to be bound by all the terms and provisions thereof and of the SIP.


Dated as of the ____ of ____, ____.
                                      ------------------------------------
                                              Signature of Spouse

                                    Exhibit B

DRAFT AMENDMENT TO THE 1994 STOCK INCENTIVE PLAN

Delete the last sentence of Section 1.9 and replace with:

          Except to the extent required by Sections 1.10 and 4.4 or by the Committee in the Award Agreement, the restrictions set forth herein shall not apply to (i) shares of Common Stock actually issued on exercise of any Options,
(ii) shares of Common Stock actually issued as payment for Stock Units or DERs, or (iii) Restricted Stock awards that have vested and otherwise satisfied the conditions that may be imposed by the Committee pursuant to Section 3.3.

Delete the last sentence of Section 3.2 and replace with:

          DERs shall be payable in cash, shares of Common Stock or other Awards and (to the extent permitted by law) may be subject to such conditions, not inconsistent with Section 162(m) of the Code (in the case of Options or other Awards intended to satisfy its conditions with respect to deductibility), as may be determined by the Committee.

Add new Section 3.3:

          3.3  Restricted Stock Awards.

               Restricted Stock represents awards made in Common Stock in which the shares granted may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, except upon passage of time, or upon satisfaction of other conditions, or both, in every case as provided by the Committee in its sole discretion (including, without limitation, Awards that may vest immediately). The Committee, in its sole discretion, shall determine the specific terms, conditions and provisions relating to each grant of Restricted Stock (including, without limitation, the extent to which the recipient of the Restricted Stock Award may have dividend and/or voting rights with respect to the shares subject to the Award prior to the time such shares become vested) as set forth in duly adopted rules or specific Award Agreements.

Delete the last sentence of Section 4.7 and replace with:

          Except as otherwise expressly authorized by the Committee or this Plan, no adjustment will be made for dividends or other shareholder rights for which a record date is prior to such date of delivery.

Delete Section 5.1(a) and replace with:

     (a) "Award" shall mean an award of any Option, Stock Unit, Restricted Stock award, or DER, or any combination thereof, whether alternative, sequential, or cumulative, authorized or granted under this Plan.

Add Section 5.1(gg):

     (gg) "Restricted Stock" means an award of Common Stock, the vesting of which is subject to vesting or other conditions pursuant to Section 3.3.

***********************************************

                                    Exhibit C

                      GEMSTAR-TV GUIDE INTERNATIONAL, INC.

                     TERMINATION RESTRICTED STOCK AGREEMENT

   THIS AGREEMENT dated as of _________, ____ between Gemstar-TV Guide International, Inc., a Delaware corporation (the "Company"), and Elsie Ma Leung ("Employee").

                               W I T N E S S E T H
                               - - - - - - - - - -

WHEREAS, pursuant to the Gemstar-TV Guide International, Inc. 1994 Stock Incentive Plan, as amended (the "SIP"), the Company has granted to Employee effective as of the date hereof (i) three hundred fifty three thousand six hundred eighty (353,680) shares of restricted stock under the SIP and (ii) the right to receive dividends on such restricted stock, if, when and as dividends are paid on the shares of Common Stock generally, in each case, upon and subject to the terms and conditions set forth herein and in the SIP.

NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

     1. Defined Terms. Capitalized terms shall have the meaning assigned to them herein. Where capitalized terms are not defined herein they shall have the meaning assigned to them in the SIP.

For purposes of this Agreement:

"Breach Event" shall have the meaning assigned to it under the Termination Agreement.

"Breach Cure Period" shall have the meaning assigned to it under the Termination Agreement.

"Effective Date" shall have the meaning assigned to it under the New Employment Agreement.

"For Cause Determination Period" shall have the meaning assigned to it under the New Employment Agreement.

"New Employment Agreement" shall mean the employment agreement between the Company and Employee dated as of _________, 2002.

"Termination Agreement" shall mean the termination agreement between the Company, Employee and Gemstar Development Corporation, a California corporation, dated as of _______, 2002.

     2. Grant of Restricted Stock. Effective as of the date hereof, the Company hereby grants to Employee, subject to the vesting provisions and restrictions set forth below, three hundred fifty three thousand six hundred eighty (353,680) shares of restricted stock (the "Grant Shares") under the SIP.

On behalf of herself and on behalf of her beneficiaries, estate and permitted assigns, Employee agrees:

     (i) to the terms, provisions and restrictions provided by this Agreement on any Restricted Property (as defined below) received with respect to the Grant Shares; and

     (ii) that Employee (or her beneficiaries, estate and permitted assigns) will not vote (nor assign, pledge or transfer the right to vote to any other party in any manner) with respect to the Grant Shares until such Grant Shares are vested.

Employee shall have the right to receive ordinary cash dividends (if, when and as ordinary cash dividends are paid on shares of Common Stock generally) with respect to any unforfeited Grant Shares held under this Agreement.

Employee shall have the right to receive any securities or other property (if, when and as such securities or properties are paid on shares of Common Stock generally) as a result of any dividend or other distribution (other than ordinary cash dividends), conversion or exchange with respect to any unforfeited Grant Shares held under this Agreement (such securities or other property shall be referred to herein as "Restricted Property"); provided, however, that such Restricted Property received with respect to such Grant Shares shall be subject to the terms and conditions of this Agreement. To the extent Restricted Property is received with respect of the Grant Shares, the Restricted Property will be subject to the restrictions set forth in this Agreement to the same extent as the Grant Shares to which such securities or other property relate and shall be held and accumulated for the benefit of Employee, but subject to such risks (including, but not limited to, the risk of forfeiture).

The Company shall issue a certificate or certificates for the Grant Shares, registered in the name of Employee, which certificate(s) shall be held by the Company until such Grant Shares shall have become vested or forfeited in accordance with this Agreement. The certificate(s) representing Grant Shares forfeited in accordance with this Agreement and any shares accumulated thereon and any other cash, rights or property (including Restricted Property) accumulated in respect thereof shall, upon such forfeiture, automatically revert to the Company. The certificate(s) representing Grant Shares (before such shares shall have become vested) shall bear the following legends and/or any other appropriate or required legends under applicable laws:

"OWNERSHIP OF THIS CERTIFICATE AND THE SHARES EVIDENCED BY THIS CERTIFICATE AND ANY INTEREST THEREIN ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFER UNDER APPLICABLE LAW AND UNDER AN AGREEMENT WITH THE CORPORATION, INCLUDING RESTRICTIONS ON SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION, A COPY OF WHICH IS AVAILABLE FOR REVIEW AT THE OFFICE OF THE SECRETARY OF THE CORPORATION."

To the extent that a certificate evidencing the Grant Shares or any related Restricted Property is delivered to Employee prior to the vesting of such Grant Shares, Employee shall promptly redeliver such certificate(s) to the Company to be held by the Company pursuant to the terms hereof. Upon the occurrence of any forfeiture of Grant Shares (including any related Restricted Property), such forfeited Grant Shares (and related Restricted Property) shall be automatically transferred to the

Company, without any other action by Employee, or Employee's Personal Representative or Beneficiary, as the case may be. The Company may take any other action necessary or advisable to evidence such transfer. Employee, or Employee's Personal Representative or Beneficiary, as the case may be, shall deliver any additional documents of transfer that the Company may reasonably request to confirm such transfer. Without limiting the generality of the foregoing, Employee, by execution of this Agreement, shall be deemed to appoint the Company and each of its authorized representatives as Employee's attorney(s)-in-fact to effect any such transfer of unvested Grant Shares (and any related Restricted Property) and to execute such documents as the Company or such representatives deem necessary or advisable in connection with any such transfer.

Promptly after the vesting of the Grant Shares in accordance with the terms hereof, a certificate or certificates evidencing the number of Grant Shares that have vested shall be delivered to Employee (or, in the event of her death or disability, Employee's Personal Representative or Beneficiary). Employee or such other person shall deliver to the Company any representations or other documents or assurances required pursuant to Section 4.4 of the SIP.

Employee shall not sell, transfer, pledge, assign or otherwise alienate or hypothecate the Grant Shares or any Restricted Property in respect thereof until such Grant Shares are vested. Any sale or transfer, or purported sale or transfer, shall be null and void.

In the event that the Company determines that the Company (or any affiliate or subsidiary of Company) is required to withhold any tax as a result of the issuance, vesting, payment or disposition of any Grant Shares, the tax withholding obligation shall be satisfied in accordance with the provisions and terms of Section 4.5 of the SIP.

     3.   Vesting of Grant Shares. The Grant Shares shall vest as follows:

(i) one hundred seventeen thousand eight hundred ninety four (117,894) Grant Shares shall vest on the first anniversary of the Effective Date,

(ii) one hundred seventeen thousand eight hundred ninety three (117,893) Grant Shares shall vest on the second anniversary of the Effective Date, and

(iii) one hundred seventeen thousand eight hundred ninety three (117,893) Grant Shares shall vest on the third anniversary of the Effective Date;

     provided, however, that no Grant Shares shall vest after any (i) termination of Employee's employment pursuant to Section 4(c) or Section 4(g) of the New Employment Agreement or (ii) occurrence of any Breach Event which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within the Breach Cure Period;

     provided, further, that no Grant Shares shall vest during any Breach Cure Period (but if all Breach Events are cured during the corresponding Breach Cure Periods, any unvested Grant Shares scheduled to vest during such Breach Cure Periods shall be deemed to have vested as of the scheduled vesting date);

     provided, further, no Grant Shares shall vest during any For Cause Determination Period (but, in the event that the Company Board determines no termination for Cause has occurred or

Employee is successful in challenging any purported termination under Section 4(c) of the New Employment Agreement, any Grant Shares scheduled to vest during such For Cause Determination Period shall be deemed to have vested as of the scheduled vesting date); and

     provided, further, and subject to the foregoing paragraph, that if Employee's employment under the New Employment Agreement terminates as provided in Sections 4(a), 4(b), 4(d) or 4(f) of the New Employment Agreement, the Grant Shares shall be vested at such termination provided Employee (or, if deceased, her estate's legal representative) signs a general release of claims in a form provided by the Company which shall be substantially similar to Exhibit E of the Termination Agreement.

     4. Continuance of Employment Required; No Employment Commitment. The vesting schedule requires continued service through each applicable vesting date as a condition to the vesting of the applicable installment of the Grant Shares and the rights and benefits under this Agreement. Service for less than the full portion of any vesting period, even if substantial, will not entitle Employee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided herein or under the SIP.

Nothing contained in this Agreement or the SIP constitutes an employment commitment by the Company, affects the termination provisions of Section 4 of the New Employment Agreement, confers upon Employee any right to remain employed by the Company or any Subsidiary, interferes in any way with the right of the Company or any Subsidiary at any time to terminate Employee's employment, or affects the right of the Company or any Subsidiary to increase or decrease Employee's other compensation.

     5.   Forfeiture.

All Grant Shares then unvested shall be automatically terminated and forfeited upon any (i) termination of Employee's employment pursuant to Section 4(c) or
Section 4(g) of the New Employment Agreement or (ii) occurrence of any Breach Event which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within the Breach Cure Period. Notwithstanding anything herein to the contrary, in the event that Employee is successful in challenging any purported termination under Section 4(c) of the New Employment Agreement, any unvested Grant Shares that terminated due to such purported termination shall be deemed reinstated and vested upon the conclusion of such successful challenge.

     6. Change in Control Event. All Grant Shares shall be subject to immediate vesting upon the occurrence of:

(i) a Change in Control Event (as defined below); and

(ii) the Company has not provided for either (A) the cash-out of such Grant Shares at their then fair market value, or (B) the continuation of such Grant Shares in an economically equivalent amount (e.g. replacement shares of restricted stock, options or stock units, based on a successor company's stock, provided that such replacement award will have substantially similar terms and conditions as the Grant Shares immediately prior to the Change in Control Event).

The term "Change in Control Event" shall have the meaning assigned to such term under SIP Section 5; provided, however, that the measurement period for determining a "Change in Control Event" under SIP Section 5.1(f)(5) shall not include the one-year period after the Effective Date and such measurement period shall only commence upon the first anniversary of the Effective Date.

     7.   Termination of Grant Shares Under Certain Events. As contemplated by
Section 4.2 of the SIP, the Grant Shares may be terminated in certain circumstances, as described therein.

     8. Non-Transferability of Grant Shares. Unvested Grant Shares and any other rights of Employee under this Agreement or the SIP are nontransferable and subject to extensive restrictions under Section 1.9 of the SIP and as set forth herein. The Grant Shares are also subject to restrictions on transfer under
Section 1.10 of the SIP and to any and all repurchase or redemption rights of the Company that may be provided under its Certificate of Incorporation and Bylaws, as amended from time to time.

     9. Notices. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Company at its principal office and to Employee at the addresses given beneath their respective signatures hereon, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed given only when received, but if Employee is no longer an Eligible Person, any notice to Employee shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

     10. Plan. The Grant Shares and all rights of Employee thereunder are subject to, and Employee agrees to be bound by, all of the terms and conditions of the provisions of the SIP, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Agreement and the terms and conditions of the SIP, the terms and conditions of the SIP shall govern except as expressly set forth herein. In the event of a conflict or inconsistency between the terms and conditions of this Agreement, and the terms and conditions of the Termination Agreement, the terms and conditions of this Agreement shall govern. Employee acknowledges receipt of a copy of the SIP, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the SIP that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in Employee, unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the SIP after the date hereof.

     11. Entire Agreement. This Agreement, the New Employment Agreement, the Termination Agreement and the SIP together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The SIP and this Agreement may be amended pursuant to Section 4.6 of the SIP. Such amendment must be in writing and signed by the Company. The Company may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of Employee, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

     12. Severability. If a court of competent jurisdiction determines that any portion of this Agreement is in violation of any statute or public policy, then only the portions of this Agreement which violate such statute or public policy shall be stricken, and all portions of this Agreement which do not violate any statute or public policy shall continue in full force and effect. Further, it is the parties' intent that any court order striking any portion of this Agreement should modify the terms as narrowly as possible to give as much effect as possible to the intentions of the parties' under this Agreement.

     13. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California.

     14. No Restriction on Corporate Powers. The existence of the SIP and/or the Grant Shares shall not affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

     15. Further Assurances. Each of the parties hereto shall use its reasonable and diligent best efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such party's benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated herein.

     16. Execution. The grant of Grant Shares hereunder shall be rendered ineffective if Employee and spouse fail to execute this Agreement (with Consent of Spouse) and return the executed Agreement (with Consent of Spouse) to the Company within 30 days of the date hereof.

     17. Counterparts. This Agreement and any amendment hereto may be executed in several counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when a copy signed by each party has been delivered to the other party.

                  [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and Employee has hereunto set his or her hand.

                                      GEMSTAR-TV GUIDE INTERNATIONAL, INC.


                                      By:
                                         ---------------------------------
                                      Title:
                                            ------------------------------


                                      EMPLOYEE

                                      ------------------------------------
                                      Elsie Ma Leung

                                      ------------------------------------
                                      (Address)

                                      ------------------------------------
                                      (City, State, Zip Code)

                                CONSENT OF SPOUSE

In consideration of the execution of the foregoing Termination Restricted Stock Agreement by Gemstar-TV Guide International, Inc., I, _________________________, the spouse of Employee herein named, do hereby join with my spouse in executing the foregoing Termination Restricted Stock Agreement and do hereby agree to be bound by all the terms and provisions thereof and of the SIP.


Dated as of the ____ of _____, ______.
                                            ------------------------------
                                            Signature of Spouse

                                    Exhibit D

                      GEMSTAR-TV GUIDE INTERNATIONAL, INC.

                        TERMINATION STOCK UNIT AGREEMENT

   THIS AGREEMENT dated as of ______, ____ between Gemstar-TV Guide International, Inc., a Delaware corporation (the "Company"), and Elsie Ma Leung ("Employee").

                               W I T N E S S E T H
                               - - - - - - - - - -

WHEREAS, pursuant to the Gemstar-TV Guide International, Inc. 1994 Stock Incentive Plan, as amended (the "SIP"), the Company has granted to Employee effective as of the date hereof (i) three hundred and fifty-three thousand six hundred eighty (353,680) Stock Units and (ii) Dividend Equivalent Rights ("DERs") representing the right to receive, if, when and as ordinary cash dividends are paid on the shares of Common Stock generally, an amount (of cash or other property) equal to the ordinary cash dividends that would be paid with respect to three hundred and fifty-three thousand six hundred eighty (353,680) shares of Common Stock, in each case, upon and subject to the terms and conditions set forth herein and in the SIP.

NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

     1. Defined Terms. Capitalized terms shall have the meaning assigned to them herein. Where capitalized terms are not defined herein they shall have the meaning assigned to them in the SIP.

For purposes of this Agreement:

"Breach Cure Period" shall have the meaning assigned to it under the Termination Agreement.

"Breach Event" shall have the meaning assigned to it under the Termination Agreement.

"Effective Date" shall have the meaning assigned to it under the New Employment Agreement.

"For Cause Determination Period" shall have the meaning assigned to it under the New Employment Agreement.

"New Employment Agreement" shall mean the employment agreement between the Company and Employee dated as of _________, 2002.

"Termination Agreement" shall mean the termination agreement between the Company, Employee and Gemstar Development Corporation, a California corporation, dated as of _______, 2002.

     2. Grant of Stock Units. Effective as of the date hereof, the Company hereby grants to Employee, subject to the vesting provisions and restrictions set forth below, three hundred and fifty-three thousand six hundred eighty (353,680) Stock Units (the "Grant Shares") under the SIP. The number and type of Grant Shares are subject to adjustment pursuant to Section 4.2 of the SIP.

Employee shall be eligible for payment of Grant Shares at or following the vesting of such Grant Shares. The form of payment of Grant Shares shall only be in Company Common Stock and Employee shall be paid one share of Common Stock for each Grant Share.

Employee shall have no voting rights with respect to the Grant Shares until such Grant Shares are vested. Employee shall not sell, transfer, pledge, assign or otherwise alienate or hypothecate the Grant Shares. Any sale or transfer, or purported sale or transfer, shall be null and void.

If, when and as ordinary cash dividends are paid on shares of Common Stock generally, Employee shall be paid DERs equivalent to the ordinary cash dividends that would be paid with respect to Z shares of Common Stock where "Z" is the number of the unvested (and unforfeited) Grant Shares at the time of such ordinary cash dividend payment. Any DERs provided under this Agreement shall be paid in cash, shares of Common Stock or other Awards as may be determined by the Committee.

In the event that the Company determines that the Company (or any affiliate or subsidiary of Company) is required to withhold any tax as a result of the issuance, vesting, payment or disposition of any Grant Shares, the tax withholding obligation shall be satisfied in accordance with the provisions and terms of Section 4.5 of the SIP.

     3.   Vesting of Grant Shares. The Grant Shares shall vest as follows:

(i) one hundred seventeen thousand eight hundred ninety-four (117,894) Grant Shares shall vest on the first anniversary of the Effective Date,

(ii) one hundred seventeen thousand eight hundred ninety-three (117,893) Grant Shares shall vest on the second anniversary of the Effective Date, and

(iii) one hundred seventeen thousand eight hundred ninety-three (117,893) Grant Shares shall vest on the third anniversary of the Effective Date;

     provided, however, that no Grant Shares shall vest after any (i) termination of Employee's employment pursuant to Section 4(c) or Section 4(g) of the New Employment Agreement, or (ii) occurrence of any Breach Event which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within the Breach Cure Period;

     provided, further, that no Grant Shares shall vest during any Breach Cure Period (but if all Breach Events are cured during the corresponding Breach Cure Periods, any unvested Grant Shares scheduled to vest during such Breach Cure Periods shall be deemed to have vested as of the scheduled vesting date);

     provided, further, no Grant Shares shall vest during any For Cause Determination Period (but, in the event that the Company Board determines no termination for Cause has occurred or Employee is successful in challenging any purported termination under Section 4(c) of the New Employment Agreement, any Grant Shares scheduled to vest during such For Cause Determination Period shall be deemed to have vested as of the scheduled vesting date); and
     provided, further, and subject to the foregoing paragraphs, that if Employee's employment under the New Employment Agreement terminates as provided in Sections 4(a), 4(b), 4(d) or 4(f) of the New Employment Agreement, the Grant Shares shall be vested at such termination provided Employee (or, if deceased, her estate's legal representative) signs a general release of claims in a form provided by the Company which shall be substantially similar to Exhibit E of the Termination Agreement.

     4. Continuance of Employment Required; No Employment Commitment. The vesting schedule requires continued service through each applicable vesting date as a condition to the vesting of the applicable installment of the Grant Shares and the rights and benefits under this Agreement. Service for less than the full portion of any vesting period, even if substantial, will not entitle Employee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided herein or under the SIP.

Nothing contained in this Agreement or the SIP constitutes an employment commitment by the Company, affects the termination provisions of Section 4 of the New Employment Agreement, confers upon Employee any right to remain employed by the Company or any Subsidiary, interferes in any way with the right of the Company or any Subsidiary at any time to terminate Employee's employment, or affects the right of the Company or any Subsidiary to increase or decrease Employee's other compensation.

     5.   Forfeiture.

All Grant Shares then unvested shall be automatically terminated and forfeited upon any (i) termination of Employee's employment pursuant to Section 4(c) or
Section 4(g) of the New Employment Agreement, or (ii) occurrence of any Breach Event which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within the Breach Cure Period. Notwithstanding anything herein to the contrary, in the event that Employee is successful in challenging any purported termination under Section 4(c) of the New Employment Agreement, any unvested Grant Shares that terminated due to such purported termination shall be deemed reinstated and vested upon the conclusion of such successful challenge.

     6. Change in Control Event. All Grant Shares shall be subject to immediate vesting upon the occurrence of:

(i)  a Change in Control Event (as defined below); and

(ii) the Company has not provided for either (A) the cash-out of such Grant Shares at their then fair market value, or (B) the continuation of such Grant Shares in an economically equivalent amount (e.g. replacement shares of restricted stock, options or stock units, based on a successor company's stock, provided that such replacement award will have substantially similar terms and conditions as the Grant Shares immediately prior to the Change in Control Event).

The term "Change in Control Event" shall have the meaning assigned to such term under SIP Section 5; provided, however, that the measurement period for determining a "Change in Control

Event" under SIP Section 5.1(f)(5) shall not include the one-year period after the Effective Date and such measurement period shall only commence upon the first anniversary of the Effective Date.

     7.   Termination of Grant Shares Under Certain Events. As contemplated by
Section 4.2 of the SIP, the Grant Shares may be terminated in certain circumstances, as described therein.

     8. Non-Transferability of Grant Shares. The Grant Shares and any other rights of Employee under this Agreement or the SIP are nontransferable and subject to extensive restrictions under Section 1.9 of the SIP and as set forth herein. The Common Stock issuable on the Grant Shares are also subject to restrictions on transfer under Section 1.10 of the SIP and to any and all repurchase or redemption rights of the Company that may be provided under its Certificate of Incorporation and Bylaws, as amended from time to time.

     9. Notices. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Company at its principal office and to Employee at the addresses given beneath their respective signatures hereon, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed given only when received, but if Employee is no longer an Eligible Person, any notice to Employee shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

     10. Plan. The Grant Shares, DERs and all rights of Employee thereunder are subject to, and Employee agrees to be bound by, all of the terms and conditions of the provisions of the SIP, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Agreement, and the terms and conditions of the SIP, the terms and conditions of the SIP shall govern except as expressly set forth herein. In the event of a conflict or inconsistency between the terms and conditions of this Agreement, and the terms and conditions of the Termination Agreement, the terms and conditions of this Agreement shall govern. Employee acknowledges receipt of a copy of the SIP, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the SIP that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in Employee, unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the SIP after the date hereof.

     11. Entire Agreement. This Agreement, the New Employment Agreement, the Termination Agreement and the SIP together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The SIP and this Agreement may be amended pursuant to Section 4.6 of the SIP. Such amendment must be in writing and signed by the Company. The Company may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of Employee, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

     12. Severability. If a court of competent jurisdiction determines that any portion of this Agreement is in violation of any statute or public policy, then only the portions of this Agreement which violate such statute or public policy shall be stricken, and all portions of this Agreement which do not violate any statute or public policy shall continue in full force and effect. Further, it is the parties' intent that any court order striking any portion of this Agreement should modify the terms as narrowly as possible to give as much effect as possible to the intentions of the parties under this Agreement.

     13. California Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California.

     14. Privileges of Stock Ownership. Except as otherwise expressly authorized by the Committee or the SIP, Employee will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by Employee. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

     15. No Restriction on Corporate Powers. The existence of the SIP, DERs and/or the Grant Shares shall not affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

     16. Further Assurances. Each of the parties hereto shall use its reasonable and diligent best efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such party's benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated herein.

     17. Execution. The grant of Grant Shares hereunder shall be rendered ineffective if Employee and spouse fail to execute this Agreement (with Consent of Spouse) and return the executed Agreement (with Consent of Spouse) to the Company within 30 days of the date hereof.

     18. Counterparts. This Agreement and any amendment hereto may be executed in several counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when a copy signed by each party has been delivered to the other party.

                  [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and Employee has hereunto set his or her hand.

                                      GEMSTAR-TV GUIDE INTERNATIONAL, INC.


                                      By:
                                         ---------------------------------

                                      Title:
                                         ---------------------------------


                                      EMPLOYEE

                                      ------------------------------------
                                      Elsie Ma Leung

                                      ------------------------------------
                                      (Address)

                                      ------------------------------------
                                      (City, State, Zip Code)

                                CONSENT OF SPOUSE

In consideration of the execution of the foregoing Termination Stock Unit Agreement by Gemstar-TV Guide International, Inc., I, ______________________________, the spouse of the Employee herein named, do hereby join with my spouse in executing the foregoing Termination Stock Unit Agreement and do hereby agree to be bound by all the terms and provisions thereof and of the SIP.


Dated as of the ____ of ____, ____.
                                            ------------------------------
                                                  Signature of Spouse

                                    Exhibit E

                        SEPARATION AGREEMENT AND RELEASE

          This Separation Agreement and Release (hereinafter this "Agreement") is made and entered into by and between ___________ (hereinafter, "Employee") and Gemstar - TV Guide International, Inc., a Delaware corporation (hereinafter, the "Company").

          1. Employee's employment by the Company has terminated [or will terminate] on __________________ (hereinafter, the "Termination Date").

          2. Pursuant to the terms of that certain Employment Agreement dated as of November __, 2002 between the Company and Employee (hereinafter, the "Employment Agreement"), Employee is required to execute this Agreement in order to obtain certain benefits under the Employment Agreement.

          3. To the fullest extent permitted by law, Employee hereby RELEASES and COVENANTS NOT TO SUE the Company, its parents, subsidiaries, affiliates, predecessors, successors, assigns, its or their employee benefit plans, trustees, fiduciaries and administrators, and any and all of its and their respective past or present officers, directors, partners, insurers, agents, representatives, attorneys and employees (all collectively included in the term the "Company" for purposes of this Agreement ), from any and all claims, demands or causes of action, known or unknown, based on any events or circumstances relating to his employment at the Company or any subsidiary of the Company and arising or occurring prior to and including the date of Employee's execution of this Agreement, which Employee, his heirs, executors, administrators, agents, attorneys, representatives or assigns (all collectively included in the term "Employee" for purposes of this release and covenant not to sue), has, had or may have against the Company under Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Americans With Disabilities Act, the Age Discrimination in Employment Act, the Employee Retirement Income Security Act, the Family and Medical Leave Act, Executive Order No. 11246, 42 U.S.C. ss. 1981, and all other federal, state and local statutes or ordinances,, any claims that his employment was unlawfully terminated, any rights to severance pay or benefits (other than as provided for in the Employment Agreement or that certain Termination Agreement dated as of November __ 2002 between the Company, Gemstar Development Corporation and Employee), and any rights of continued employment, reinstatement or reemployment by the Company, PROVIDED, HOWEVER, Employee is not waiving, releasing or giving up any rights Employee may have (i) to test the knowing and voluntary nature of this Agreement under The Older Workers Benefit Protection Act, (ii) to workers' compensation benefits, (iii) to vested benefits under any qualified pension or savings plan, (iv) to continued benefits in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1985, or
(v) to unemployment insurance.

          4. Employee agrees and acknowledges that he was hereby informed by the Company in writing to consult with an attorney and that he had at least 21 days to consider this Agreement; that he has entered into this Agreement knowingly and voluntarily with full understanding of its terms and after having had the opportunity to seek and receive advice from counsel of his choosing; and that he has had a reasonable period of time within which to consider this Agreement. Employee represents that he has not filed a complaint, charge or claim with any court or governmental agency against the Company with respect to any claim released hereby and has not assigned any such claim against the Company to any person or entity.

          5. Employee expressly waives and relinquishes all rights and benefits afforded by Section 1542 of the Civil Code of the State of California with respect to the releases provided herein, and does so understanding and acknowledging the significance of such specific waiver of Section 1542. Section 1542 of the Civil Code of the State of California states as follows:

          "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

Thus, notwithstanding the provisions of Section 1542, and for the purpose of implementing the releases provided herein, Employee expressly acknowledges that this Agreement is intended to include in its effect, without limitation other than the express limitations set forth herein, all claims of the kind released hereby even if he does not know or suspect such claim to exist in his favor at the time of execution hereof, and that this Agreement contemplates the extinguishment of any such claims. Employee acknowledges and agrees that the foregoing waiver of the provisions of Section 1542 has been expressly bargained for by each of the parties in the negotiation of this Agreement.

          6.   [This Section 6 is intentionally left blank]

          7. Employee may accept this Agreement by delivering an executed copy of this Agreement on or after the Termination Date and on or before _______________________, in the manner described in Section 10(b), "Notices," of the Employment Agreement.

          8. Employee may revoke this Agreement within seven (7) days after it is executed by Employee by delivering a written notice of revocation in the manner described in Section 10(b), "Notices," of the Employment Agreement, no later than the close of business on the seventh (7th) calendar day after this Agreement was signed by Employee. This Agreement will not become effective or enforceable until the eighth (8th) calendar day after Employee signs. If Employee revokes this Agreement, the parties shall have no obligations under this Agreement.

          9. This Agreement does not constitute and shall not be construed as an admission by the Company that it has violated any law, interfered with any rights, breached any obligation or otherwise engaged in any improper or illegal conduct with respect to Employee, and the Company expressly denies that it has engaged in any such conduct.

          10. If any provision, section, subsection or other portion of this Agreement shall be determined by any court of competent jurisdiction to be invalid, illegal or unenforceable in whole or in part, and such determination shall become final, such provision or portion shall be deemed to be severed or limited, but only to the extent required to render the remaining provisions and portion of this Agreement enforceable. This Agreement as thus amended shall be enforced so as to give effect to the intention of the parties insofar as that is possible. In addition, the parties hereby expressly empower a court of competent jurisdiction to modify any term or provision of this Agreement to the extent necessary to comply with existing law and to enforce this Agreement as modified.

          11. Employee hereby agrees and acknowledges that he has carefully read this Agreement, fully understands what this Agreement means, and is signing this Agreement knowingly and voluntarily, and that Employee has not relied on any statement by anyone associated with the Company that is not contained in this Agreement in deciding to sign this Agreement.

          12. This Agreement, the legal relations between the parties and any action, whether contractual or non-contractual, instituted by any party with respect to matters arising under or growing out of or in connection with or in respect of this Agreement, the relationship of the parties or the subject matter hereof shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and performed in such State and without regard to conflicts of law doctrines.

          13. All disputes arising under this Agreement shall be resolved pursuant to Section 10(f) of the Employment Agreement.

                  [Remainder of page intentionally left blank]

          WHEREFORE, the parties have executed this Agreement on the date or dates set forth below.

EMPLOYEE:                             GEMSTAR - TV GUIDE INTERNATIONAL, INC.

[_____________________]               By:
                                            ------------------------------
                                      Name:
                                            ------------------------------
Date:    _____________________        Title:
                                            ------------------------------

                                      Date: ______________________________

                                                                REDACTED VERSION

                                    EXHIBIT 1

                                       ***

*** Confidential treatment has been requested pursuant to Section IV.3 of the request for confidential treatment dated November 12, 2002.

                                   APPENDIX A

The terms and conditions provided under this Appendix A (including, without limitation, the Section 3 and related exhibits) shall have no effect unless and until as provided for under Section 3(d) of the Agreement.

         3.       Current Stock Options and other Equity Awards.

         (a) On the Effective Date, Employee will surrender to the Company for cancellation and without any additional consideration all options to purchase shares of the Company's Common Stock ("Common Shares") that were granted to Employee by the Company (or its predecessor) on or after April 13, 2000 (collectively, the "Cancelled Stock Options"). The Company and Employee agree that, prior to such cancellation, the Cancelled Stock Options represent the right to acquire, subject to the terms and conditions thereof, an aggregate of three million one hundred fifty thousand (3,150,000) Common Shares.

         (b) As of the Effective Date, and without any further action required on the part of the Company or Employee, all stock options held by Employee as of the Effective Date other than the Cancelled Stock Options shall immediately vest in full and shall become fully exercisable for their full term.

         (c) Subject to receiving the requisite stockholder approval, the Company shall cause the SIP to be amended (the "SIP Amendment") to provide for awards of restricted stock, such amendment to be substantially in the form attached hereto as Exhibit A. The Company shall schedule an annual or special stockholders' meeting of the Company to occur as soon as reasonably practicable after the Effective Date (the "Stockholder Meeting"); provided, however, the parties acknowledge that the SIP Amendment will not be submitted for stockholder approval at the informational stockholder meeting expected to be scheduled in either November or December of 2002. At the Stockholder Meeting, the Company shall submit the SIP Amendment for stockholder approval.

         (d) If the SIP Amendment is approved by the Company stockholders, the Company shall issue:

         (i) on the date of the Stockholder Meeting or as soon as reasonably practicable thereafter (the "Initial Grant Date"), three hundred fifty-three thousand six hundred eighty (353,680) shares of restricted stock under the SIP to Employee in accordance with the terms and conditions set forth in the Initial Termination Restricted Stock Agreement attached hereto as Exhibit B; and

         (ii) on the date that is six months and one day after the Effective Date or as soon as reasonably practicable thereafter, six hundred eighty-five thousand five hundred thirty-four (685,534) shares of restricted stock under the SIP to Employee in accordance with the terms and conditions set forth in the Second Termination Restricted Stock Agreement attached hereto as Exhibit C;

         Such shares of restricted stock shall be issued in certificates of such denominations as Employee may request.

         (e) If the SIP Amendment is not approved by the Company stockholders, the Company shall grant:

         (i) on the date of the Stockholder Meeting or as soon as reasonably practicable thereafter (the "Initial Grant Date"), to Employee under the SIP (i) three hundred fifty-three thousand six hundred eighty (353,680) Stock Units and (ii) Dividend Equivalent Rights representing the right to receive, if, when and as ordinary cash dividends are paid on the Company's Common Stock (the "Common Shares") generally, an amount (of cash or other property) equal to the ordinary cash dividends that would be paid with respect to three hundred fifty-three thousand six hundred eighty (353,680) Common Shares, in each case in accordance with the terms and conditions set forth in the Initial Termination Stock Unit Agreement attached hereto as Exhibit D; and

         (ii) on the date that is six months and one day after the Effective Date or as soon as reasonably practicable thereafter, to Employee under the SIP (i) six hundred eighty-five thousand five hundred thirty-four (685,534) Stock Units and (ii) Dividend Equivalent Rights representing the right to receive, if, when and as ordinary cash dividends are paid on the Common Shares generally, an amount (of cash or other property) equal to the ordinary cash dividends that would be paid with respect to six hundred eighty-five thousand five hundred thirty-four (685,534) Common Shares, in each case in accordance with the terms and conditions set forth in the Second Termination Stock Unit Agreement attached hereto as Exhibit E;

         (f) If the SIP Amendment is approved by the Company stockholders at the Stockholder Meeting, with respect to those shares of restricted stock granted under Sections 3(d)(i) or 3(d)(ii), as the case may be, for which Employee makes a valid election within 30 days after the applicable Share Grant Date (as defined herein) under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), (the "83(b) Shares"), the Company shall pay Employee within five business days after the Company's receipt from Employee of evidence of such valid election, or as soon as reasonably practicable thereafter, an amount in cash (subject to applicable withholding) equal to X multiplied by Y multiplied by Z divided by W (the "83(b) Payment"), where:

                           X is the number of 83(b) Shares with respect to such Share Grant Date;

                           Y is the excess, if any, of the Maximum Share Price (as defined herein) over the Company Share Price (as defined herein) on the Effective Date;

                           Z is equal to the difference between (i) the lowest Federal long term capital gain rate and (ii) the sum of the highest marginal Federal income tax rate and highest marginal state income tax rate applicable to a California resident (adjusted for any applicable state tax deduction under Federal income tax laws)(this calculation shall be determined using those rates applicable in the year of such Share Grant Date); and

                           W is equal to (i) one (1) minus (ii) the amount equal to the sum of the highest marginal Federal income tax rate and highest marginal state income tax rate applicable to a California resident (adjusted for any applicable state tax deduction under Federal income tax laws)(this calculation shall be determined using those rates applicable in the year of such Share Grant Date).

         The "Company Share Price" on any date shall be the Fair Market Value (as such term is defined in the SIP) for one Common Share on such date. The "Trading Period" shall be the period beginning on the Effective Date until the close of business on the thirtieth Trading Day (as defined herein) following the Effective Date. The term "Trading Day" shall mean any day on which the Company's Common Stock is traded on a national securities exchange on which such Company Common Stock is listed or admitted to trade; provided, however, that if the Company's Common Stock is not listed or admitted to trade on any national securities exchange, the term "Trading Day" shall mean any business day. The "Maximum Share Price" shall be the lesser of (i) the highest Company Share Price of any date within the Trading Period or (ii) the Company Share Price on the applicable Share Grant Date or Stock Unit Grant Date, as the case may be. Notwithstanding anything herein to the contrary, no payment shall be made under this Section 3(f) if the Company Share Price on the Effective Date exceeds the Maximum Share Price. To the extent Company makes any payments to satisfy any tax withholding obligation relating to a Section 83(b) election (with respect to those shares of restricted stock granted under Sections 3(d)(i) or 3(d)(ii), as the case may be) above prior to paying the applicable 83(b) Payment, such 83(b) Payment (to the extent possible) shall be reduced by such payments made by the Company to satisfy such tax withholding obligation, and, except as provided in the immediately following sentence, in no event shall Employee be required to reimburse the Company for such tax withholding obligation until such 83(b) Payment is made to Employee. If such 83(b) Payment is insufficient to repay such payments made by the Company to satisfy such tax withholding obligation, Employee shall pay the Company an amount in cash equal to the amount of deficiency on such date such 83(b) Payment would have been made (if not for the deduction of the prior sentence).

         The term "Share Grant Date" shall mean the date such shares of restricted stock are granted to Employee. The term "Intended Grant Date" shall mean: (i) with respect to shares of restricted stock granted to Employee under
Section 3(d)(i), the Effective Date; and (ii) with respect to shares of restricted stock granted to Employee under Section 3(d)(ii), the earlier of the date that is six months and one day after the Effective Date or the date such shares are granted.

         Notwithstanding anything herein to the contrary, no 83(b) Payment shall be made with respect to shares of restricted stock granted to Employee under
Section 3(d)(ii) if (i) the applicable Share Grant Date is the same as the corresponding Intended Grant Date for such shares of restricted stock or (ii) such shares of restricted stock are granted after the Initial Grant Date.

         (g) If the SIP Amendment is not approved by the Company stockholders at the Stockholder Meeting, the Company shall pay Employee, on each Stock Unit vesting date, or as soon as reasonably practicable thereafter, an amount in cash (subject to applicable withholding) equal to X multiplied by Y multiplied by Z divided by W (the "Stock Unit Payment"), where:

                           X is number of Stock Units that vest on the applicable Stock Unit vesting date;

                           Y is the excess, if any, of the Maximum Share Price over the Company Share Price on the Effective Date;

                           Z is equal to the difference between (i) the lowest Federal long term capital gain rate and (ii) the sum of the highest marginal Federal income tax rate and highest marginal state income tax rate applicable to a California resident (adjusted for any applicable state tax deduction available under Federal income tax laws)(this calculation shall be determined using those rates applicable in the year of the Stock Unit vesting date in question); and

                           W is equal to (i) one (1) minus (ii) the amount equal to the sum of the highest marginal Federal income tax rate and highest marginal state income tax rate applicable to a California resident (adjusted for any applicable state tax deduction available under Federal income tax laws)(this calculation shall be determined using those rates applicable in the year of the Stock Unit vesting date in question).

                   The term "Stock Unit Grant Date" shall refer to the date the applicable Stock Units are granted to Employee. Notwithstanding anything herein to the contrary, no payment shall be made under this Section 3(g) if the Company Share Price on the Effective Date exceeds the Maximum Share Price. To the extent that the Company has any tax withholding obligation relating to the Stock Units (or payment of such Stock Units) that vest on the applicable Stock Unit vesting date, the Company may reduce (to the extent possible) the Stock Unit Payment to the extent of such tax withholding obligation and, except as provided in the immediately following sentence, in no event shall Employee be required to reimburse the Company for such tax withholding obligation until the Stock Unit Payment is made to Employee. If the Stock Unit Payment is insufficient to repay such payments made by the Company to satisfy such tax withholding obligation, Employee shall pay the Company an amount in cash equal to the amount of deficiency on such date the Stock Unit Payment would have been made (if not for the deduction of the prior sentence). To the extent any payments to be made under this Section 3(g) are accelerated due to Employee's employment under this Agreement terminating as provided in Sections 4(a), 4(b), 4(d) or 4(f), such payments shall be contingent on Employee (or, if deceased, his estate's legal representative) signing a general release of claims in a form provided by the Company which shall be substantially similar to Exhibit F.

         (h) The number and type of shares set forth above with respect to any restricted stock, Stock Units or Dividend Equivalent Rights (the "Equity Awards") provided under this Section 3, and applicable share prices for purposes of Sections 3(f) and 3(g), shall be proportionately adjusted by the Company to the extent (if any) necessary to account for, and preserve the intended level of benefits following, any extraordinary dividend or other extraordinary distribution in respect of the outstanding Common Shares (to the extent paid in the form of Common Shares or other equity securities), or any recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, exchange of Common Shares, or similar extraordinary event, in each case to the extent such event affects the outstanding Common Shares.

         (i) The Company represents and warrants that, as of the dates that grants of restricted stock or Stock Units, as the case may be, are made under this Section 3, there will be sufficient Common Shares available under the SIP to permit such grants to be issued thereunder.

         (j) Notwithstanding any provision herein or in the Initial Termination Restricted Stock Agreement, Second Termination Restricted Stock Agreement, Initial Termination Stock Unit Agreement, Second Termination Stock Unit Agreement or SIP to the contrary, no Equity Awards shall be granted under this
Section 3 after any (i) termination of Employee's employment pursuant to Sections 4(c) or 4(g) of the New Employment Agreement prior to the grant of such Equity Awards, or (ii) occurrence of any Breach Event (as defined below) which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within thirty (30) days after receipt of written notice from the Company of such Breach Event (the "Breach Cure Period"); provided, however, no Equity Awards shall be granted during any Breach Cure Period (but if all Breach Events are cured during the corresponding Breach Cure Periods, any Equity Awards scheduled to be granted during such Breach Cure Periods shall be deemed to have been granted as of the scheduled grant date); provided, further, no Equity Awards shall be granted during any For Cause Determination Period (as defined in the New Employment Agreement) (but, in the event that the Company Board determines no termination for Cause has occurred or Employee is successful in challenging any purported termination under Section 4(c) of the New Employment Agreement, any Equity Awards scheduled to be granted during such For Cause Determination Period shall be deemed to have been granted as of the scheduled grant date). The term "Breach Event" shall mean any (i) breach by Employee of any representation or warranty contained in Section 13 of this Agreement or (ii) material breach by Employee of Sections 6, 8, 10(g) or 10(h) of the New Employment Agreement. The determination that a Breach Event has occurred shall be made by the Company Board and following such determination, written notice of such Breach Event shall be provided to Employee by the Company Board or any proper officer of the Company. Employee agrees that, in her capacity as a Company Board member, she shall not vote on such a determination nor shall she vote on any Company Board determination that a Breach Event (as such term is defined in Henry Yuen's termination agreement with the Company of even date hereof) has occurred with respect to Henry Yuen. Any disputes related to this Section 3(j) shall be resolved pursuant to Section 10(f) of the New Employment Agreement.

         (k) Subject to Section 3(j) above, if Employee's employment under the New Employment Agreement terminates under Sections 4(a), 4(b), 4(d) or 4(f) thereof prior to the granting of any Equity Awards required under Sections 3(d)(i) or 3(e)(i) of this Agreement, such Equity Awards not yet granted shall be granted to the Employee as provided in Sections 3(d)(i) or 3(e)(i), as the case may be, and shall be immediately vested in full upon grant.

         (l) Subject to Section 3(j) above, if Employee's employment under the New Employment Agreement terminates under Sections 4(a), 4(b), 4(d) or 4(f) thereof prior to the granting of any Equity Awards required under Sections 3(d)(ii) or 3(e)(ii) of this Agreement, such Equity Awards not yet granted shall be granted to Employee on the later of (i) the Initial Grant Date or (ii) the date of termination of Employee's employment, and shall be immediately vested in full upon grant.

         (m) Subject to Section 3(j) above, in the event of a Change in Control Event, as defined under Section 6 of the Initial Termination Restricted Stock Agreement, the Company shall grant any Equity Award required under Sections 3(d)(ii) and 3(e)(ii) of this Agreement (and not already granted) on the later of (i) Initial Grant Date, or (ii) the date of the Change in Control Event, but only if the Company (or a successor thereto) has failed to provide for the cash-out of such grants, or the continuation of such grants in an economically equivalent amount (as provided under Section 6 of the Initial Termination Restricted Stock Agreement).

         (n) In the event of a conflict or inconsistency between the terms and conditions of this Agreement and the terms and conditions of the agreement evidencing any Equity Award, the terms and conditions of the agreement evidencing such Equity Award shall govern. In the event of a conflict or inconsistency between the terms and conditions of this Agreement and the terms and conditions of the SIP, the terms and conditions of the SIP shall govern.

         (o) Notwithstanding any provisions herein to the contrary, to the extent any Equity Award required hereunder is made on a post-employment basis (such basis being with respect to Employee), the grant of such Equity Award, to the extent required by applicable law, shall be contingent upon the recipient making a valid representation that such recipient is an accredited investor under Regulation D of the Securities Act of 1933, as amended.

         (p) With respect to any Equity Awards issued to Employee pursuant to this Agreement, to the extent the Company is eligible to file a Registration Statement on Form S-8, the Company shall take all steps reasonably necessary to maintain the effectiveness of the Company's current Registration Statements on Form S-8.

                                    Exhibit A

DRAFT AMENDMENT TO THE 1994 STOCK INCENTIVE PLAN

Delete the last sentence of Section 1.9 and replace with:

          Except to the extent required by Sections 1.10 and 4.4 or by the Committee in the Award Agreement, the restrictions set forth herein shall not apply to (i) shares of Common Stock actually issued on exercise of any Options,
(ii) shares of Common Stock actually issued as payment for Stock Units or DERs, or (iii) Restricted Stock awards that have vested and otherwise satisfied the conditions that may be imposed by the Committee pursuant to Section 3.3.

Delete the last sentence of Section 3.2 and replace with:

          DERs shall be payable in cash, shares of Common Stock or other Awards and (to the extent permitted by law) may be subject to such conditions, not inconsistent with Section 162(m) of the Code (in the case of Options or other Awards intended to satisfy its conditions with respect to deductibility), as may be determined by the Committee.

Add new Section 3.3:

          3.3  Restricted Stock Awards.

               Restricted Stock represents awards made in Common Stock in which the shares granted may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, except upon passage of time, or upon satisfaction of other conditions, or both, in every case as provided by the Committee in its sole discretion (including, without limitation, Awards that may vest immediately). The Committee, in its sole discretion, shall determine the specific terms, conditions and provisions relating to each grant of Restricted Stock (including, without limitation, the extent to which the recipient of the Restricted Stock Award may have dividend and/or voting rights with respect to the shares subject to the Award prior to the time such shares become vested) as set forth in duly adopted rules or specific Award Agreements.

Delete the last sentence of Section 4.7 and replace with:

          Except as otherwise expressly authorized by the Committee or this Plan, no adjustment will be made for dividends or other shareholder rights for which a record date is prior to such date of delivery.

Delete Section 5.1(a) and replace with:

          (a) "Award" shall mean an award of any Option, Stock Unit, Restricted Stock award, or DER, or any combination thereof, whether alternative, sequential, or cumulative, authorized or granted under this Plan.

Add Section 5.1(gg):

          (gg) "Restricted Stock" means an award of Common Stock, the vesting of which is subject to vesting or other conditions pursuant to Section 3.3.


***********************************************

                                    Exhibit B

                      GEMSTAR-TV GUIDE INTERNATIONAL, INC.

                 INITIAL TERMINATION RESTRICTED STOCK AGREEMENT

     THIS AGREEMENT dated as of _________, ____ between Gemstar-TV Guide International, Inc., a Delaware corporation (the "Company"), and Elsie Ma Leung ("Employee").

                               W I T N E S S E T H

WHEREAS, pursuant to the Gemstar-TV Guide International, Inc. 1994 Stock Incentive Plan, as amended (the "SIP"), the Company has granted to Employee effective as of the date hereof (i) three hundred fifty three thousand six hundred eighty (353,680) shares of restricted stock under the SIP and (ii) the right to receive dividends on such restricted stock, if, when and as dividends are paid on the shares of Common Stock generally, in each case, upon and subject to the terms and conditions set forth herein and in the SIP.

NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

     1. Defined Terms. Capitalized terms shall have the meaning assigned to them herein. Where capitalized terms are not defined herein they shall have the meaning assigned to them in the SIP.

For purposes of this Agreement:

"Breach Event" shall have the meaning assigned to it under the Termination Agreement.

"Breach Cure Period" shall have the meaning assigned to it under the Termination Agreement.

"Effective Date" shall have the meaning assigned to it under the New Employment Agreement.

"For Cause Determination Period" shall have the meaning assigned to it under the New Employment Agreement.

"New Employment Agreement" shall mean the employment agreement between the Company and Employee dated as of _________, 2002.

"Termination Agreement" shall mean the termination agreement between the Company, Employee and Gemstar Development Corporation, a California corporation, dated as of _______, 2002.

     2. Grant of Restricted Stock. Effective as of the date hereof, the Company hereby grants to Employee, subject to the vesting provisions and restrictions set forth below, three hundred fifty three thousand six hundred eighty (353,680) shares of restricted stock (the "Grant Shares") under the SIP.

On behalf of herself and on behalf of her beneficiaries, estate and permitted assigns, Employee agrees:

     (i) to the terms, provisions and restrictions provided by this Agreement on any Restricted Property (as defined below) received with respect to the Grant Shares; and

     (ii) that Employee (or her beneficiaries, estate and permitted assigns) will not vote (nor assign, pledge or transfer the right to vote to any other party in any manner) with respect to the Grant Shares until such Grant Shares are vested.

Employee shall have the right to receive ordinary cash dividends (if, when and as ordinary cash dividends are paid on shares of Common Stock generally) with respect to any unforfeited Grant Shares held under this Agreement.

Employee shall have the right to receive any securities or other property (if, when and as such securities or properties are paid on shares of Common Stock generally) as a result of any dividend or other distribution (other than ordinary cash dividends), conversion or exchange with respect to any unforfeited Grant Shares held under this Agreement (such securities or other property shall be referred to herein as "Restricted Property"); provided, however, that such Restricted Property received with respect to such Grant Shares shall be subject to the terms and conditions of this Agreement. To the extent Restricted Property is received with respect of the Grant Shares, the Restricted Property will be subject to the restrictions set forth in this Agreement to the same extent as the Grant Shares to which such securities or other property relate and shall be held and accumulated for the benefit of Employee, but subject to such risks (including, but not limited to, the risk of forfeiture).

The Company shall issue a certificate or certificates for the Grant Shares, registered in the name of Employee, which certificate(s) shall be held by the Company until such Grant Shares shall have become vested or forfeited in accordance with this Agreement. The certificate(s) representing Grant Shares forfeited in accordance with this Agreement and any shares accumulated thereon and any other cash, rights or property (including Restricted Property) accumulated in respect thereof shall, upon such forfeiture, automatically revert to the Company. The certificate(s) representing Grant Shares (before such shares shall have become vested) shall bear the following legends and/or any other appropriate or required legends under applicable laws:

"OWNERSHIP OF THIS CERTIFICATE AND THE SHARES EVIDENCED BY THIS CERTIFICATE AND ANY INTEREST THEREIN ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFER UNDER APPLICABLE LAW AND UNDER AN AGREEMENT WITH THE CORPORATION, INCLUDING RESTRICTIONS ON SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION, A COPY OF WHICH IS AVAILABLE FOR REVIEW AT THE OFFICE OF THE SECRETARY OF THE CORPORATION."

To the extent that a certificate evidencing the Grant Shares or any related Restricted Property is delivered to Employee prior to the vesting of such Grant Shares, Employee shall promptly redeliver such certificate(s) to the Company to be held by the Company pursuant to the terms hereof. Upon the occurrence of any forfeiture of Grant Shares (including any related Restricted Property), such forfeited Grant Shares (and related Restricted Property) shall be automatically transferred to the

Company, without any other action by Employee, or Employee's Personal Representative or Beneficiary, as the case may be. The Company may take any other action necessary or advisable to evidence such transfer. Employee, or Employee's Personal Representative or Beneficiary, as the case may be, shall deliver any additional documents of transfer that the Company may reasonably request to confirm such transfer. Without limiting the generality of the foregoing, Employee, by execution of this Agreement, shall be deemed to appoint the Company and each of its authorized representatives as Employee's attorney(s)-in-fact to effect any such transfer of unvested Grant Shares (and any related Restricted Property) and to execute such documents as the Company or such representatives deem necessary or advisable in connection with any such transfer.

Promptly after the vesting of the Grant Shares in accordance with the terms hereof, a certificate or certificates evidencing the number of Grant Shares that have vested shall be delivered to Employee (or, in the event of her death or disability, Employee's Personal Representative or Beneficiary). Employee or such other person shall deliver to the Company any representations or other documents or assurances required pursuant to Section 4.4 of the SIP.

Employee shall not sell, transfer, pledge, assign or otherwise alienate or hypothecate the Grant Shares or any Restricted Property in respect thereof until such Grant Shares are vested. Any sale or transfer, or purported sale or transfer, shall be null and void.

In the event that the Company determines that the Company (or any affiliate or subsidiary of Company) is required to withhold any tax as a result of the issuance, vesting, payment or disposition of any Grant Shares, the tax withholding obligation shall be satisfied in accordance with the provisions and terms of Section 4.5 of the SIP.

     3.    Vesting of Grant Shares. The Grant Shares shall vest as follows:

(i) one hundred seventeen thousand eight hundred ninety four (117,894) Grant Shares shall vest on the first anniversary of the Effective Date,

(ii) one hundred seventeen thousand eight hundred ninety three (117,893) Grant Shares shall vest on the second anniversary of the Effective Date, and

(iii) one hundred seventeen thousand eight hundred ninety three (117,893) Grant Shares shall vest on the third anniversary of the Effective Date;

     provided, however, that no Grant Shares shall vest after any (i) termination of Employee's employment pursuant to Section 4(c) or Section 4(g) of the New Employment Agreement or (ii) occurrence of any Breach Event which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within the Breach Cure Period;

     provided, further, that no Grant Shares shall vest during any Breach Cure Period (but if all Breach Events are cured during the corresponding Breach Cure Periods, any unvested Grant Shares scheduled to vest during such Breach Cure Periods shall be deemed to have vested as of the scheduled vesting date);

     provided, further, no Grant Shares shall vest during any For Cause Determination Period (but, in the event that the Company Board determines no termination for Cause has occurred or

Employee is successful in challenging any purported termination under Section 4(c) of the New Employment Agreement, any Grant Shares scheduled to vest during such For Cause Determination Period shall be deemed to have vested as of the scheduled vesting date); and

     provided, further, and subject to the foregoing paragraph, that if Employee's employment under the New Employment Agreement terminates as provided in Sections 4(a), 4(b), 4(d) or 4(f) of the New Employment Agreement, the Grant Shares shall be vested at such termination provided Employee (or, if deceased, her estate's legal representative) signs a general release of claims in a form provided by the Company which shall be substantially similar to Exhibit F of the Termination Agreement.

     4. Continuance of Employment Required; No Employment Commitment. The vesting schedule requires continued service through each applicable vesting date as a condition to the vesting of the applicable installment of the Grant Shares and the rights and benefits under this Agreement. Service for less than the full portion of any vesting period, even if substantial, will not entitle Employee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided herein or under the SIP.

Nothing contained in this Agreement or the SIP constitutes an employment commitment by the Company, affects the termination provisions of Section 4 of the New Employment Agreement, confers upon Employee any right to remain employed by the Company or any Subsidiary, interferes in any way with the right of the Company or any Subsidiary at any time to terminate Employee's employment, or affects the right of the Company or any Subsidiary to increase or decrease Employee's other compensation.

     5.    Forfeiture.

All Grant Shares then unvested shall be automatically terminated and forfeited upon any (i) termination of Employee's employment pursuant to Section 4(c) or
Section 4(g) of the New Employment Agreement or (ii) occurrence of any Breach Event which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within the Breach Cure Period. Notwithstanding anything herein to the contrary, in the event that Employee is successful in challenging any purported termination under Section 4(c) of the New Employment Agreement, any unvested Grant Shares that terminated due to such purported termination shall be deemed reinstated and vested upon the conclusion of such successful challenge.

     6. Change in Control Event. All Grant Shares shall be subject to immediate vesting upon the occurrence of:

(i)a Change in Control Event (as defined below); and

(ii) the Company has not provided for either (A) the cash-out of such Grant Shares at their then fair market value, or (B) the continuation of such Grant Shares in an economically equivalent amount (e.g. replacement shares of restricted stock, options or stock units, based on a successor company's stock, provided that such replacement award will have substantially similar terms and conditions as the Grant Shares immediately prior to the Change in Control Event).

The term "Change in Control Event" shall have the meaning assigned to such term under SIP Section 5; provided, however, that the measurement period for determining a "Change in Control Event" under SIP Section 5.1(f)(5) shall not include the one-year period after the Effective Date and such measurement period shall only commence upon the first anniversary of the Effective Date.

     7.    Termination of Grant Shares Under Certain Events. As contemplated by
Section 4.2 of the SIP, the Grant Shares may be terminated in certain circumstances, as described therein.

     8. Non-Transferability of Grant Shares. Unvested Grant Shares and any other rights of Employee under this Agreement or the SIP are nontransferable and subject to extensive restrictions under Section 1.9 of the SIP and as set forth herein. The Grant Shares are also subject to restrictions on transfer under
Section 1.10 of the SIP and to any and all repurchase or redemption rights of the Company that may be provided under its Certificate of Incorporation and Bylaws, as amended from time to time.

     9. Notices. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Company at its principal office and to Employee at the addresses given beneath their respective signatures hereon, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed given only when received, but if Employee is no longer an Eligible Person, any notice to Employee shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

     10. Plan. The Grant Shares and all rights of Employee thereunder are subject to, and Employee agrees to be bound by, all of the terms and conditions of the provisions of the SIP, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Agreement and the terms and conditions of the SIP, the terms and conditions of the SIP shall govern except as expressly set forth herein. In the event of a conflict or inconsistency between the terms and conditions of this Agreement, and the terms and conditions of the Termination Agreement, the terms and conditions of this Agreement shall govern. Employee acknowledges receipt of a copy of the SIP, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the SIP that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in Employee, unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the SIP after the date hereof.

     11. Entire Agreement. This Agreement, the New Employment Agreement, the Termination Agreement and the SIP together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The SIP and this Agreement may be amended pursuant to Section 4.6 of the SIP. Such amendment must be in writing and signed by the Company. The Company may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of Employee, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

     12. Severability. If a court of competent jurisdiction determines that any portion of this Agreement is in violation of any statute or public policy, then only the portions of this Agreement which violate such statute or public policy shall be stricken, and all portions of this Agreement which do not violate any statute or public policy shall continue in full force and effect. Further, it is the parties' intent that any court order striking any portion of this Agreement should modify the terms as narrowly as possible to give as much effect as possible to the intentions of the parties' under this Agreement.

     13. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California.

     14. No Restriction on Corporate Powers. The existence of the SIP and/or the Grant Shares shall not affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

     15. Further Assurances. Each of the parties hereto shall use its reasonable and diligent best efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such party's benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated herein.

     16. Execution. The grant of Grant Shares hereunder shall be rendered ineffective if Employee and spouse fail to execute this Agreement (with Consent of Spouse) and return the executed Agreement (with Consent of Spouse) to the Company within 30 days of the date hereof.

     17. Counterparts. This Agreement and any amendment hereto may be executed in several counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when a copy signed by each party has been delivered to the other party.

                  [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and Employee has hereunto set his or her hand.

                                            GEMSTAR-TV GUIDE INTERNATIONAL, INC.


                                            By:
                                                --------------------------------

                                            Title:
                                                   -----------------------------


                                            EMPLOYEE

                                            ------------------------------------
                                            Elsie Ma Leung


                                            ------------------------------------
                                            (Address)


                                            ------------------------------------
                                            (City, State, Zip Code)

                                CONSENT OF SPOUSE

In consideration of the execution of the foregoing Initial Termination Restricted Stock Agreement by Gemstar-TV Guide International, Inc., I, _________________________, the spouse of Employee herein named, do hereby join with my spouse in executing the foregoing Initial Termination Restricted Stock Agreement and do hereby agree to be bound by all the terms and provisions thereof and of the SIP.


Dated as of the ____ of ________, ______.   ------------------------------------
                                            Signature of Spouse

                                    Exhibit C

                      GEMSTAR-TV GUIDE INTERNATIONAL, INC.

                  SECOND TERMINATION RESTRICTED STOCK AGREEMENT

     THIS AGREEMENT dated as of _________, ____ (the "Grant Date") between Gemstar-TV Guide International, Inc., a Delaware corporation (the "Company"), and Elsie Ma Leung ("Employee").

                                   W I T N E S S E T H

WHEREAS, pursuant to the Gemstar-TV Guide International, Inc. 1994 Stock Incentive Plan, as amended (the "SIP"), the Company has granted to Employee effective as of the Grant Date (i) six hundred eighty-five thousand five hundred thirty-four (685,534) shares of restricted stock under the SIP and (ii) the right to receive dividends on such restricted stock, if, when and as dividends are paid on the shares of Common Stock generally, in each case, upon and subject to the terms and conditions set forth herein and in the SIP.

NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

     1. Defined Terms. Capitalized terms shall have the meaning assigned to them herein. Where capitalized terms are not defined herein they shall have the meaning assigned to them in the SIP.

For purposes of this Agreement:

"Breach Event" shall have the meaning assigned to it under the Termination Agreement.

"Breach Cure Period" shall have the meaning assigned to it under the Termination Agreement.

"Effective Date" shall have the meaning assigned to it under the New Employment Agreement.

"For Cause Determination Period" shall have the meaning assigned to it under the New Employment Agreement.

"New Employment Agreement" shall mean the employment agreement between the Company and Employee dated as of _________, 2002.

"Termination Agreement" shall mean the termination agreement between the Company, Employee and Gemstar Development Corporation, a California corporation, dated as of _______, 2002.

     2. Grant of Restricted Stock. Effective as of the Grant Date, the Company hereby grants to Employee, subject to the vesting provisions and restrictions set forth below, six hundred eighty-five thousand five hundred thirty-four (685,534) shares of restricted stock (the "Grant Shares") under the SIP.

On behalf of herself and on behalf of her beneficiaries, estate and permitted assigns, Employee agrees:

     (i) to the terms, provisions and restrictions provided by this Agreement on any Restricted Property (as defined below) received with respect to the Grant Shares; and

     (ii) that Employee (or her beneficiaries, estate and permitted assigns) will not vote (nor assign, pledge or transfer the right to vote to any other party in any manner) with respect to the Grant Shares until such Grant Shares are vested.

Employee shall have the right to receive ordinary cash dividends (if, when and as ordinary cash dividends are paid on shares of Common Stock generally) with respect to any unforfeited Grant Shares held under this Agreement.

Employee shall have the right to receive any securities or other property (if, when and as such securities or properties are paid on shares of Common Stock generally) as a result of any dividend or other distribution (other than ordinary cash dividends), conversion or exchange with respect to any unforfeited Grant Shares held under this Agreement (such securities or other property shall be referred to herein as "Restricted Property"); provided, however, that such Restricted Property received with respect to such Grant Shares shall be subject to the terms and conditions of this Agreement. To the extent Restricted Property is received with respect of the Grant Shares, the Restricted Property will be subject to the restrictions set forth in this Agreement to the same extent as the Grant Shares to which such securities or other property relate and shall be held and accumulated for the benefit of Employee, but subject to such risks (including, but not limited to, the risk of forfeiture).

The Company shall issue a certificate or certificates for the Grant Shares, registered in the name of Employee, which certificate(s) shall be held by the Company until such Grant Shares shall have become vested or forfeited in accordance with this Agreement. The certificate(s) representing Grant Shares forfeited in accordance with this Agreement and any shares accumulated thereon and any other cash, rights or property (including Restricted Property) accumulated in respect thereof shall, upon such forfeiture, automatically revert to the Company. The certificate(s) representing Grant Shares (before such shares shall have become vested) shall bear the following legends and/or any other appropriate or required legends under applicable laws:

"OWNERSHIP OF THIS CERTIFICATE AND THE SHARES EVIDENCED BY THIS CERTIFICATE AND ANY INTEREST THEREIN ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFER UNDER APPLICABLE LAW AND UNDER AN AGREEMENT WITH THE CORPORATION, INCLUDING RESTRICTIONS ON SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION, A COPY OF WHICH IS AVAILABLE FOR REVIEW AT THE OFFICE OF THE SECRETARY OF THE CORPORATION."

To the extent that a certificate evidencing the Grant Shares or any related Restricted Property is delivered to Employee prior to the vesting of such Grant Shares, Employee shall promptly redeliver such certificate(s) to the Company to be held by the Company pursuant to the terms hereof. Upon the occurrence of any forfeiture of Grant Shares (including any related Restricted Property), such forfeited Grant Shares (and related Restricted Property) shall be automatically transferred to the

Company, without any other action by Employee, or Employee's Personal Representative or Beneficiary, as the case may be. The Company may take any other action necessary or advisable to evidence such transfer. Employee, or Employee's Personal Representative or Beneficiary, as the case may be, shall deliver any additional documents of transfer that the Company may reasonably request to confirm such transfer. Without limiting the generality of the foregoing, Employee, by execution of this Agreement, shall be deemed to appoint the Company and each of its authorized representatives as Employee's attorney(s)-in-fact to effect any such transfer of unvested Grant Shares (and any related Restricted Property) and to execute such documents as the Company or such representatives deem necessary or advisable in connection with any such transfer.

Promptly after the vesting of the Grant Shares in accordance with the terms hereof, a certificate or certificates evidencing the number of Grant Shares that have vested shall be delivered to Employee (or, in the event of her death or disability, Employee's Personal Representative or Beneficiary). Employee or such other person shall deliver to the Company any representations or other documents or assurances required pursuant to Section 4.4 of the SIP.

Employee shall not sell, transfer, pledge, assign or otherwise alienate or hypothecate the Grant Shares or any Restricted Property in respect thereof until such Grant Shares are vested. Any sale or transfer, or purported sale or transfer, shall be null and void.

In the event that the Company determines that the Company (or any affiliate or subsidiary of Company) is required to withhold any tax as a result of the issuance, vesting, payment or disposition of any Grant Shares, the tax withholding obligation shall be satisfied in accordance with the provisions and terms of Section 4.5 of the SIP.

     3.  Vesting of Grant Shares. The Grant Shares shall vest as follows:

(i) two hundred twenty-eight thousand five hundred twelve (228,512) Grant Shares shall vest on the Grant Date,

(ii) two hundred twenty-eight thousand five hundred eleven (228,511) Grant Shares shall vest on the first anniversary of the Grant Date, and

(iii) two hundred twenty-eight thousand five hundred eleven (228,511) Grant Shares shall vest on the second anniversary of the Grant Date;

     provided, however, that no Grant Shares shall vest after any (i) termination of Employee's employment pursuant to Section 4(c) or Section 4(g) of the New Employment Agreement or (ii) occurrence of any Breach Event which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within the Breach Cure Period;

     provided, further, that no Grant Shares shall vest during any Breach Cure Period (but if all Breach Events are cured during the corresponding Breach Cure Periods, any unvested Grant Shares scheduled to vest during such Breach Cure Periods shall be deemed to have vested as of the scheduled vesting date);

     provided, further, no Grant Shares shall vest during any For Cause Determination Period (but, in the event that the Company Board determines no termination for Cause has occurred or

Employee is successful in challenging any purported termination under Section 4(c) of the New Employment Agreement, any Grant Shares scheduled to vest during such For Cause Determination Period shall be deemed to have vested as of the scheduled vesting date); and

     provided, further, and subject to the foregoing paragraph, that if Employee's employment under the New Employment Agreement terminates as provided in Sections 4(a), 4(b), 4(d) or 4(f) of the New Employment Agreement, the Grant Shares shall be vested at such termination provided Employee (or, if deceased, her estate's legal representative) signs a general release of claims in a form provided by the Company which shall be substantially similar to Exhibit F of the Termination Agreement.

     4. Continuance of Employment Required; No Employment Commitment. The vesting schedule requires continued service through each applicable vesting date as a condition to the vesting of the applicable installment of the Grant Shares and the rights and benefits under this Agreement. Service for less than the full portion of any vesting period, even if substantial, will not entitle Employee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided herein or under the SIP.

Nothing contained in this Agreement or the SIP constitutes an employment commitment by the Company, affects the termination provisions of Section 4 of the New Employment Agreement, confers upon Employee any right to remain employed by the Company or any Subsidiary, interferes in any way with the right of the Company or any Subsidiary at any time to terminate Employee's employment, or affects the right of the Company or any Subsidiary to increase or decrease Employee's other compensation.

     5.  Forfeiture.

All Grant Shares then unvested shall be automatically terminated and forfeited upon any (i) termination of Employee's employment pursuant to Section 4(c) or
Section 4(g) of the New Employment Agreement or (ii) occurrence of any Breach Event which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within the Breach Cure Period. Notwithstanding anything herein to the contrary, in the event that Employee is successful in challenging any purported termination under Section 4(c) of the New Employment Agreement, any unvested Grant Shares that terminated due to such purported termination shall be deemed reinstated and vested upon the conclusion of such successful challenge.

     6. Change in Control Event. All Grant Shares shall be subject to immediate vesting upon the occurrence of:

(i)  a Change in Control Event (as defined below); and

(ii) the Company has not provided for either (A) the cash-out of such Grant Shares at their then fair market value, or (B) the continuation of such Grant Shares in an economically equivalent amount (e.g. replacement shares of restricted stock, options or stock units, based on a successor company's stock, provided that such replacement award will have substantially similar terms and conditions as the Grant Shares immediately prior to the Change in Control Event).

The term "Change in Control Event" shall have the meaning assigned to such term under SIP Section 5; provided, however, that the measurement period for determining a "Change in Control Event" under SIP Section 5.1(f)(5) shall not include the one-year period after the Effective Date and such measurement period shall only commence upon the first anniversary of the Effective Date.

     7.  Termination of Grant Shares Under Certain Events. As contemplated by
Section 4.2 of the SIP, the Grant Shares may be terminated in certain circumstances, as described therein.

     8. Non-Transferability of Grant Shares. Unvested Grant Shares and any other rights of Employee under this Agreement or the SIP are nontransferable and subject to extensive restrictions under Section 1.9 of the SIP and as set forth herein. The Grant Shares are also subject to restrictions on transfer under
Section 1.10 of the SIP and to any and all repurchase or redemption rights of the Company that may be provided under its Certificate of Incorporation and Bylaws, as amended from time to time.

     9. Notices. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Company at its principal office and to Employee at the addresses given beneath their respective signatures hereon, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed given only when received, but if Employee is no longer an Eligible Person, any notice to Employee shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

     10. Plan. The Grant Shares and all rights of Employee thereunder are subject to, and Employee agrees to be bound by, all of the terms and conditions of the provisions of the SIP, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Agreement and the terms and conditions of the SIP, the terms and conditions of the SIP shall govern except as expressly set forth herein. In the event of a conflict or inconsistency between the terms and conditions of this Agreement, and the terms and conditions of the Termination Agreement, the terms and conditions of this Agreement shall govern. Employee acknowledges receipt of a copy of the SIP, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the SIP that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in Employee, unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the SIP after the date hereof.

     11. Entire Agreement. This Agreement, the New Employment Agreement, the Termination Agreement and the SIP together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The SIP and this Agreement may be amended pursuant to Section 4.6 of the SIP. Such amendment must be in writing and signed by the Company. The Company may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of Employee, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

     12. Severability. If a court of competent jurisdiction determines that any portion of this Agreement is in violation of any statute or public policy, then only the portions of this Agreement which violate such statute or public policy shall be stricken, and all portions of this Agreement which do not violate any statute or public policy shall continue in full force and effect. Further, it is the parties' intent that any court order striking any portion of this Agreement should modify the terms as narrowly as possible to give as much effect as possible to the intentions of the parties' under this Agreement.

     13. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California.

     14. No Restriction on Corporate Powers. The existence of the SIP and/or the Grant Shares shall not affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

     15. Further Assurances. Each of the parties hereto shall use its reasonable and diligent best efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such party's benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated herein.

     16. Execution. The grant of Grant Shares hereunder shall be rendered ineffective if Employee and spouse fail to execute this Agreement (with Consent of Spouse) and return the executed Agreement (with Consent of Spouse) to the Company within 30 days of the Grant Date.

     17. Counterparts. This Agreement and any amendment hereto may be executed in several counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when a copy signed by each party has been delivered to the other party.

                  [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and Employee has hereunto set his or her hand.

                                            GEMSTAR-TV GUIDE INTERNATIONAL, INC.

                                            By:
                                               ---------------------------------

                                            Title:
                                                  ------------------------------

                                            EMPLOYEE

                                            ------------------------------------
                                            Elsie Ma Leung

                                            ------------------------------------
                                            (Address)

                                            ------------------------------------
                                            (City, State, Zip Code)

                                CONSENT OF SPOUSE

In consideration of the execution of the foregoing Second Termination Restricted Stock Agreement by Gemstar-TV Guide International, Inc., I,
_________________________, the spouse of Employee herein named, do hereby join with my spouse in executing the foregoing Second Termination Restricted Stock Agreement and do hereby agree to be bound by all the terms and provisions thereof and of the SIP.

Dated as of the ____ of _____________, ______.         -------------------------
                                                       Signature of Spouse

                                    Exhibit D

                      GEMSTAR-TV GUIDE INTERNATIONAL, INC.

                    INITIAL TERMINATION STOCK UNIT AGREEMENT

     THIS AGREEMENT dated as of ______, ____ between Gemstar-TV Guide International, Inc., a Delaware corporation (the "Company"), and Elsie Ma Leung ("Employee").

                                   W I T N E S S E T H

WHEREAS, pursuant to the Gemstar-TV Guide International, Inc. 1994 Stock Incentive Plan, as amended (the "SIP"), the Company has granted to Employee effective as of the date hereof (i) three hundred fifty-three thousand six hundred eighty (353,680) Stock Units and (ii) Dividend Equivalent Rights ("DERs") representing the right to receive, if, when and as ordinary cash dividends are paid on the shares of Common Stock generally, an amount (of cash or other property) equal to the ordinary cash dividends that would be paid with respect to three hundred fifty-three thousand six hundred eighty (353,680) shares of Common Stock, in each case, upon and subject to the terms and conditions set forth herein and in the SIP.

NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

        1. Defined Terms. Capitalized terms shall have the meaning assigned to them herein. Where capitalized terms are not defined herein they shall have the meaning assigned to them in the SIP.

For purposes of this Agreement:

"Breach Cure Period" shall have the meaning assigned to it under the Termination Agreement.

"Breach Event" shall have the meaning assigned to it under the Termination Agreement.

"Effective Date" shall have the meaning assigned to it under the New Employment Agreement.

"For Cause Determination Period" shall have the meaning assigned to it under the New Employment Agreement.

"New Employment Agreement" shall mean the employment agreement between the Company and Employee dated as of _________, 2002.

"Termination Agreement" shall mean the termination agreement between the Company, Employee and Gemstar Development Corporation, a California corporation, dated as of _______, 2002.

        2. Grant of Stock Units. Effective as of the date hereof, the Company hereby grants to Employee, subject to the vesting provisions and restrictions set forth below, three hundred fifty-three thousand six hundred eighty (353,680) Stock Units (the "Grant Shares") under the SIP. The number and type of Grant Shares are subject to adjustment pursuant to Section 4.2 of the SIP.

Employee shall be eligible for payment of Grant Shares at or following the vesting of such Grant Shares. The form of payment of Grant Shares shall only be in Company Common Stock and Employee shall be paid one share of Common Stock for each Grant Share.

Employee shall have no voting rights with respect to the Grant Shares until such Grant Shares are vested. Employee shall not sell, transfer, pledge, assign or otherwise alienate or hypothecate the Grant Shares. Any sale or transfer, or purported sale or transfer, shall be null and void.

If, when and as ordinary cash dividends are paid on shares of Common Stock generally, Employee shall be paid DERs equivalent to the ordinary cash dividends that would be paid with respect to Z shares of Common Stock where "Z" is the number of the unvested (and unforfeited) Grant Shares at the time of such ordinary cash dividend payment. Any DERs provided under this Agreement shall be paid in cash, shares of Common Stock or other Awards as may be determined by the Committee.

In the event that the Company determines that the Company (or any affiliate or subsidiary of Company) is required to withhold any tax as a result of the issuance, vesting, payment or disposition of any Grant Shares, the tax withholding obligation shall be satisfied in accordance with the provisions and terms of Section 4.5 of the SIP.

        3.  Vesting of Grant Shares. The Grant Shares shall vest as follows:

(i) one hundred seventeen thousand eight hundred ninety-four (117,894) Grant Shares shall vest on the first anniversary of the Effective Date,

(ii) one hundred seventeen thousand eight hundred ninety-three (117,893) Grant Shares shall vest on the second anniversary of the Effective Date, and

(iii) one hundred seventeen thousand eight hundred ninety-three (117,893) Grant Shares shall vest on the third anniversary of the Effective Date;

        provided, however, that no Grant Shares shall vest after any (i) termination of Employee's employment pursuant to Section 4(c) or Section 4(g) of the New Employment Agreement, or (ii) occurrence of any Breach Event which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within the Breach Cure Period;

        provided, further, that no Grant Shares shall vest during any Breach Cure Period (but if all Breach Events are cured during the corresponding Breach Cure Periods, any unvested Grant Shares scheduled to vest during such Breach Cure Periods shall be deemed to have vested as of the scheduled vesting date);

        provided, further, no Grant Shares shall vest during any For Cause Determination Period (but, in the event that the Company Board determines no termination for Cause has occurred or Employee is successful in challenging any purported termination under Section 4(c) of the New Employment Agreement, any Grant Shares scheduled to vest during such For Cause Determination Period shall be deemed to have vested as of the scheduled vesting date); and
        provided, further, and subject to the foregoing paragraphs, that if Employee's employment under the New Employment Agreement terminates as provided in Sections 4(a), 4(b), 4(d) or 4(f) of the New Employment Agreement, the Grant Shares shall be vested at such termination provided Employee (or, if deceased, her estate's legal representative) signs a general release of claims in a form provided by the Company which shall be substantially similar to Exhibit F of the Termination Agreement.

        4. Continuance of Employment Required; No Employment Commitment. The vesting schedule requires continued service through each applicable vesting date as a condition to the vesting of the applicable installment of the Grant Shares and the rights and benefits under this Agreement. Service for less than the full portion of any vesting period, even if substantial, will not entitle Employee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided herein or under the SIP.

        Nothing contained in this Agreement or the SIP constitutes an employment commitment by the Company, affects the termination provisions of Section 4 of the New Employment Agreement, confers upon Employee any right to remain employed by the Company or any Subsidiary, interferes in any way with the right of the Company or any Subsidiary at any time to terminate Employee's employment, or affects the right of the Company or any Subsidiary to increase or decrease Employee's other compensation.

        5.  Forfeiture.

All Grant Shares then unvested shall be automatically terminated and forfeited upon any (i) termination of Employee's employment pursuant to Section 4(c) or
Section 4(g) of the New Employment Agreement, or (ii) occurrence of any Breach Event which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within the Breach Cure Period. Notwithstanding anything herein to the contrary, in the event that Employee is successful in challenging any purported termination under Section 4(c) of the New Employment Agreement, any unvested Grant Shares that terminated due to such purported termination shall be deemed reinstated and vested upon the conclusion of such successful challenge.

        6. Change in Control Event. All Grant Shares shall be subject to immediate vesting upon the occurrence of:

(i)  a Change in Control Event (as defined below); and

(ii) the Company has not provided for either (A) the cash-out of such Grant Shares at their then fair market value, or (B) the continuation of such Grant Shares in an economically equivalent amount (e.g. replacement shares of restricted stock, options or stock units, based on a successor company's stock, provided that such replacement award will have substantially similar terms and conditions as the Grant Shares immediately prior to the Change in Control Event).

The term "Change in Control Event" shall have the meaning assigned to such term under SIP Section 5; provided, however, that the measurement period for determining a "Change in Control

Event" under SIP Section 5.1(f)(5) shall not include the one-year period after the Effective Date and such measurement period shall only commence upon the first anniversary of the Effective Date.

        7.  Termination of Grant Shares Under Certain Events. As contemplated by
Section 4.2 of the SIP, the Grant Shares may be terminated in certain circumstances, as described therein.

        8. Non-Transferability of Grant Shares. The Grant Shares and any other rights of Employee under this Agreement or the SIP are nontransferable and subject to extensive restrictions under Section 1.9 of the SIP and as set forth herein. The Common Stock issuable on the Grant Shares are also subject to restrictions on transfer under Section 1.10 of the SIP and to any and all repurchase or redemption rights of the Company that may be provided under its Certificate of Incorporation and Bylaws, as amended from time to time.

        9. Notices. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Company at its principal office and to Employee at the addresses given beneath their respective signatures hereon, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed given only when received, but if Employee is no longer an Eligible Person, any notice to Employee shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

        10. Plan. The Grant Shares, DERs and all rights of Employee thereunder are subject to, and Employee agrees to be bound by, all of the terms and conditions of the provisions of the SIP, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Agreement, and the terms and conditions of the SIP, the terms and conditions of the SIP shall govern except as expressly set forth herein. In the event of a conflict or inconsistency between the terms and conditions of this Agreement, and the terms and conditions of the Termination Agreement, the terms and conditions of this Agreement shall govern. Employee acknowledges receipt of a copy of the SIP, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the SIP that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in Employee, unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the SIP after the date hereof.

        11. Entire Agreement. This Agreement, the New Employment Agreement, the Termination Agreement and the SIP together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The SIP and this Agreement may be amended pursuant to Section 4.6 of the SIP. Such amendment must be in writing and signed by the Company. The Company may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of Employee, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

        12. Severability. If a court of competent jurisdiction determines that any portion of this Agreement is in violation of any statute or public policy, then only the portions of this Agreement which violate such statute or public policy shall be stricken, and all portions of this Agreement which do not violate any statute or public policy shall continue in full force and effect. Further, it is the parties' intent that any court order striking any portion of this Agreement should modify the terms as narrowly as possible to give as much effect as possible to the intentions of the parties under this Agreement.

        13. California Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California.

        14. Privileges of Stock Ownership. Except as otherwise expressly authorized by the Committee or the SIP, Employee will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by Employee. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

        15. No Restriction on Corporate Powers. The existence of the SIP, DERs and/or the Grant Shares shall not affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

        16. Further Assurances. Each of the parties hereto shall use its reasonable and diligent best efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such party's benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated herein.

        17. Execution. The grant of Grant Shares hereunder shall be rendered ineffective if Employee and spouse fail to execute this Agreement (with Consent of Spouse) and return the executed Agreement (with Consent of Spouse) to the Company within 30 days of the date hereof.

        18. Counterparts. This Agreement and any amendment hereto may be executed in several counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when a copy signed by each party has been delivered to the other party.

                  [Remainder of page intentionally left blank.]

        IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and Employee has hereunto set his or her hand.

                                            GEMSTAR-TV GUIDE INTERNATIONAL, INC.

                                            By:
                                               ---------------------------------

                                            Title:
                                                  ------------------------------

                                            EMPLOYEE

                                            ------------------------------------
                                            Elsie Ma Leung

                                            ------------------------------------
                                            (Address)

                                            ------------------------------------
                                            (City, State, Zip Code)

                                CONSENT OF SPOUSE

In consideration of the execution of the foregoing Initial Termination Stock Unit Agreement by Gemstar-TV Guide International, Inc., I, ______________________________, the spouse of the Employee herein named, do hereby join with my spouse in executing the foregoing Initial Termination Stock Unit Agreement and do hereby agree to be bound by all the terms and provisions thereof and of the SIP.


Dated as of the ____ of ____, ____.         ------------------------------------
                                            Signature of Spouse

                                    Exhibit E

                      GEMSTAR-TV GUIDE INTERNATIONAL, INC.

                     SECOND TERMINATION STOCK UNIT AGREEMENT

     THIS AGREEMENT dated as of ______, ____ (the "Grant Date") between Gemstar-TV Guide International, Inc., a Delaware corporation (the "Company"), and Elsie Ma Leung ("Employee").

                               W I T N E S S E T H
                               - - - - - - - - - -

WHEREAS, pursuant to the Gemstar-TV Guide International, Inc. 1994 Stock Incentive Plan, as amended (the "SIP"), the Company has granted to Employee effective as of the Grant Date (i) six hundred eighty-five thousand five hundred thirty-four (685,534) Stock Units and (ii) Dividend Equivalent Rights ("DERs") representing the right to receive, if, when and as ordinary cash dividends are paid on the shares of Common Stock generally, an amount (of cash or other property) equal to the ordinary cash dividends that would be paid with respect to six hundred eighty-five thousand five hundred thirty-four (685,534) shares of Common Stock, in each case, upon and subject to the terms and conditions set forth herein and in the SIP.

NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

     1. Defined Terms. Capitalized terms shall have the meaning assigned to them herein. Where capitalized terms are not defined herein they shall have the meaning assigned to them in the SIP.

For purposes of this Agreement:

"Breach Cure Period" shall have the meaning assigned to it under the Termination Agreement.

"Breach Event" shall have the meaning assigned to 1`it under the Termination Agreement.

"Effective Date" shall have the meaning assigned to it under the New Employment Agreement.

"For Cause Determination Period" shall have the meaning assigned to it under the New Employment Agreement.

"New Employment Agreement" shall mean the employment agreement between the Company and Employee dated as of _________, 2002.

"Termination Agreement" shall mean the termination agreement between the Company, Employee and Gemstar Development Corporation, a California corporation, dated as of _______, 2002.

     2. Grant of Stock Units. Effective as of the Grant Date, the Company hereby grants to Employee, subject to the vesting provisions and restrictions set forth below, six hundred eighty-five thousand five hundred thirty-four (685,534) Stock Units (the "Grant Shares") under the SIP. The number and type of Grant Shares are subject to adjustment pursuant to Section 4.2 of the SIP.

Employee shall be eligible for payment of Grant Shares at or following the vesting of such Grant Shares. The form of payment of Grant Shares shall only be in Company Common Stock and Employee shall be paid one share of Common Stock for each Grant Share.

Employee shall have no voting rights with respect to the Grant Shares until such Grant Shares are vested. Employee shall not sell, transfer, pledge, assign or otherwise alienate or hypothecate the Grant Shares. Any sale or transfer, or purported sale or transfer, shall be null and void.

If, when and as ordinary cash dividends are paid on shares of Common Stock generally, Employee shall be paid DERs equivalent to the ordinary cash dividends that would be paid with respect to Z shares of Common Stock where "Z" is the number of the unvested (and unforfeited) Grant Shares at the time of such ordinary cash dividend payment. Any DERs provided under this Agreement shall be paid in cash, shares of Common Stock or other Awards as may be determined by the Committee.

In the event that the Company determines that the Company (or any affiliate or subsidiary of Company) is required to withhold any tax as a result of the issuance, vesting, payment or disposition of any Grant Shares, the tax withholding obligation shall be satisfied in accordance with the provisions and terms of Section 4.5 of the SIP.

     3.   Vesting of Grant Shares. The Grant Shares shall vest as follows:

(i) two hundred twenty-eight thousand five hundred twelve (228,512) Grant Shares shall vest on the Grant Date,

(ii) two hundred twenty-eight thousand five hundred eleven (228,511) Grant Shares shall vest on the first anniversary of the Grant Date, and

(iii) two hundred twenty-eight thousand five hundred eleven (228,511) Grant Shares shall vest on the second anniversary of the Grant Date;

     provided, however, that no Grant Shares shall vest after any (i) termination of Employee's employment pursuant to Section 4(c) or Section 4(g) of the New Employment Agreement, or (ii) occurrence of any Breach Event which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within the Breach Cure Period;

     provided, further, that no Grant Shares shall vest during any Breach Cure Period (but if all Breach Events are cured during the corresponding Breach Cure Periods, any unvested Grant Shares scheduled to vest during such Breach Cure Periods shall be deemed to have vested as of the scheduled vesting date);

     provided, further, no Grant Shares shall vest during any For Cause Determination Period (but, in the event that the Company Board determines no termination for Cause has occurred or Employee is successful in challenging any purported termination under Section 4(c) of the New Employment Agreement, any Grant Shares scheduled to vest during such For Cause Determination Period shall be deemed to have vested as of the scheduled vesting date); and
     provided, further, and subject to the foregoing paragraphs, that if Employee's employment under the New Employment Agreement terminates as provided in Sections 4(a), 4(b), 4(d) or 4(f) of the New Employment Agreement, the Grant Shares shall be vested at such termination provided Employee (or, if deceased, her estate's legal representative) signs a general release of claims in a form provided by the Company which shall be substantially similar to Exhibit F of the Termination Agreement.

     4. Continuance of Employment Required; No Employment Commitment. The vesting schedule requires continued service through each applicable vesting date as a condition to the vesting of the applicable installment of the Grant Shares and the rights and benefits under this Agreement. Service for less than the full portion of any vesting period, even if substantial, will not entitle Employee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided herein or under the SIP.

Nothing contained in this Agreement or the SIP constitutes an employment commitment by the Company, affects the termination provisions of Section 4 of the New Employment Agreement, confers upon Employee any right to remain employed by the Company or any Subsidiary, interferes in any way with the right of the Company or any Subsidiary at any time to terminate Employee's employment, or affects the right of the Company or any Subsidiary to increase or decrease Employee's other compensation.

     5.   Forfeiture.

All Grant Shares then unvested shall be automatically terminated and forfeited upon any (i) termination of Employee's employment pursuant to Section 4(c) or
Section 4(g) of the New Employment Agreement, or (ii) occurrence of any Breach Event which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within the Breach Cure Period. Notwithstanding anything herein to the contrary, in the event that Employee is successful in challenging any purported termination under Section 4(c) of the New Employment Agreement, any unvested Grant Shares that terminated due to such purported termination shall be deemed reinstated and vested upon the conclusion of such successful challenge.

     6. Change in Control Event. All Grant Shares shall be subject to immediate vesting upon the occurrence of:

(i) a Change in Control Event (as defined below); and

(ii) the Company has not provided for either (A) the cash-out of such Grant Shares at their then fair market value, or (B) the continuation of such Grant Shares in an economically equivalent amount (e.g. replacement shares of restricted stock, options or stock units, based on a successor company's stock, provided that such replacement award will have substantially similar terms and conditions as the Grant Shares immediately prior to the Change in Control Event).

The term "Change in Control Event" shall have the meaning assigned to such term under SIP Section 5; provided, however, that the measurement period for determining a "Change in Control

Event" under SIP Section 5.1(f)(5) shall not include the one-year period after the Effective Date and such measurement period shall only commence upon the first anniversary of the Effective Date.

     7.   Termination of Grant Shares Under Certain Events. As contemplated by
Section 4.2 of the SIP, the Grant Shares may be terminated in certain circumstances, as described therein.

     8. Non-Transferability of Grant Shares. The Grant Shares and any other rights of Employee under this Agreement or the SIP are nontransferable and subject to extensive restrictions under Section 1.9 of the SIP and as set forth herein. The Common Stock issuable on the Grant Shares are also subject to restrictions on transfer under Section 1.10 of the SIP and to any and all repurchase or redemption rights of the Company that may be provided under its Certificate of Incorporation and Bylaws, as amended from time to time.

     9. Notices. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Company at its principal office and to Employee at the addresses given beneath their respective signatures hereon, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed given only when received, but if Employee is no longer an Eligible Person, any notice to Employee shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

     10. Plan. The Grant Shares, DERs and all rights of Employee thereunder are subject to, and Employee agrees to be bound by, all of the terms and conditions of the provisions of the SIP, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Agreement, and the terms and conditions of the SIP, the terms and conditions of the SIP shall govern except as expressly set forth herein. In the event of a conflict or inconsistency between the terms and conditions of this Agreement, and the terms and conditions of the Termination Agreement, the terms and conditions of this Agreement shall govern. Employee acknowledges receipt of a copy of the SIP, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the SIP that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in Employee, unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the SIP after the date hereof.

     11. Entire Agreement. This Agreement, the New Employment Agreement, the Termination Agreement and the SIP together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The SIP and this Agreement may be amended pursuant to Section 4.6 of the SIP. Such amendment must be in writing and signed by the Company. The Company may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of Employee, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

     12. Severability. If a court of competent jurisdiction determines that any portion of this Agreement is in violation of any statute or public policy, then only the portions of this Agreement which violate such statute or public policy shall be stricken, and all portions of this Agreement which do not violate any statute or public policy shall continue in full force and effect. Further, it is the parties' intent that any court order striking any portion of this Agreement should modify the terms as narrowly as possible to give as much effect as possible to the intentions of the parties under this Agreement.

     13. California Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California.

     14. Privileges of Stock Ownership. Except as otherwise expressly authorized by the Committee or the SIP, Employee will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by Employee. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

     15. No Restriction on Corporate Powers. The existence of the SIP, DERs and/or the Grant Shares shall not affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

     16. Further Assurances. Each of the parties hereto shall use its reasonable and diligent best efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such party's benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated herein.

     17. Execution. The grant of Grant Shares hereunder shall be rendered ineffective if Employee and spouse fail to execute this Agreement (with Consent of Spouse) and return the executed Agreement (with Consent of Spouse) to the Company within 30 days of the Grant Date.

     18. Counterparts. This Agreement and any amendment hereto may be executed in several counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when a copy signed by each party has been delivered to the other party.

                  [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and Employee has hereunto set his or her hand.

                                      GEMSTAR-TV GUIDE INTERNATIONAL, INC.



                                      By:
                                         ---------------------------------
                                      Title:
                                            ------------------------------


                                      EMPLOYEE

                                      ------------------------------------
                                      Elsie Ma Leung

                                      ------------------------------------
                                      (Address)

                                      ------------------------------------
                                      (City, State, Zip Code)

                                CONSENT OF SPOUSE

In consideration of the execution of the foregoing Second Termination Stock Unit Agreement by Gemstar-TV Guide International, Inc., I, _________________________, the spouse of the Employee herein named, do hereby join with my spouse in executing the foregoing Second Termination Stock Unit Agreement and do hereby agree to be bound by all the terms and provisions thereof and of the SIP.


Dated as of the ____ of ____, ____.
                                         ---------------------------------
                                         Signature of Spouse

                                    Exhibit F

                        SEPARATION AGREEMENT AND RELEASE

          This Separation Agreement and Release (hereinafter this "Agreement") is made and entered into by and between ___________ (hereinafter, "Employee") and Gemstar - TV Guide International, Inc., a Delaware corporation (hereinafter, the "Company").

          1. Employee's employment by the Company has terminated [or will terminate] on __________________ (hereinafter, the "Termination Date").

          2. Pursuant to the terms of that certain Employment Agreement dated as of November __, 2002 between the Company and Employee (hereinafter, the "Employment Agreement"), Employee is required to execute this Agreement in order to obtain certain benefits under the Employment Agreement.

          3. To the fullest extent permitted by law, Employee hereby RELEASES and COVENANTS NOT TO SUE the Company, its parents, subsidiaries, affiliates, predecessors, successors, assigns, its or their employee benefit plans, trustees, fiduciaries and administrators, and any and all of its and their respective past or present officers, directors, partners, insurers, agents, representatives, attorneys and employees (all collectively included in the term the "Company" for purposes of this Agreement ), from any and all claims, demands or causes of action, known or unknown, based on any events or circumstances relating to his employment at the Company or any subsidiary of the Company and arising or occurring prior to and including the date of Employee's execution of this Agreement, which Employee, his heirs, executors, administrators, agents, attorneys, representatives or assigns (all collectively included in the term "Employee" for purposes of this release and covenant not to sue), has, had or may have against the Company under Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Americans With Disabilities Act, the Age Discrimination in Employment Act, the Employee Retirement Income Security Act, the Family and Medical Leave Act, Executive Order No. 11246, 42 U.S.C. ss. 1981, and all other federal, state and local statutes or ordinances,, any claims that his employment was unlawfully terminated, any rights to severance pay or benefits (other than as provided for in the Employment Agreement or that certain Termination Agreement dated as of November __ 2002 between the Company, Gemstar Development Corporation and Employee), and any rights of continued employment, reinstatement or reemployment by the Company, PROVIDED, HOWEVER, Employee is not waiving, releasing or giving up any rights Employee may have (i) to test the knowing and voluntary nature of this Agreement under The Older Workers Benefit Protection Act, (ii) to workers' compensation benefits, (iii) to vested benefits under any qualified pension or savings plan, (iv) to continued benefits in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1985, or
(v) to unemployment insurance.

          4. Employee agrees and acknowledges that he was hereby informed by the Company in writing to consult with an attorney and that he had at least 21 days to consider this Agreement; that he has entered into this Agreement knowingly and voluntarily with full understanding of its terms and after having had the opportunity to seek and receive advice from counsel of his choosing; and that he has had a reasonable period of time within which to consider this Agreement. Employee represents that he has not filed a complaint, charge or claim with any court or governmental agency against the Company with respect to any claim released hereby and has not assigned any such claim against the Company to any person or entity.

          5. Employee expressly waives and relinquishes all rights and benefits afforded by Section 1542 of the Civil Code of the State of California with respect to the releases provided herein, and does so understanding and acknowledging the significance of such specific waiver of Section 1542. Section 1542 of the Civil Code of the State of California states as follows:

          "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

Thus, notwithstanding the provisions of Section 1542, and for the purpose of implementing the releases provided herein, Employee expressly acknowledges that this Agreement is intended to include in its effect, without limitation other than the express limitations set forth herein, all claims of the kind released hereby even if he does not know or suspect such claim to exist in his favor at the time of execution hereof, and that this Agreement contemplates the extinguishment of any such claims. Employee acknowledges and agrees that the foregoing waiver of the provisions of Section 1542 has been expressly bargained for by each of the parties in the negotiation of this Agreement.

          6.   [This Section 6 is intentionally left blank]

          7. Employee may accept this Agreement by delivering an executed copy of this Agreement on or after the Termination Date and on or before _______________________, in the manner described in Section 10(b), "Notices," of the Employment Agreement.

          8. Employee may revoke this Agreement within seven (7) days after it is executed by Employee by delivering a written notice of revocation in the manner described in Section 10(b), "Notices," of the Employment Agreement, no later than the close of business on the seventh (7th) calendar day after this Agreement was signed by Employee. This Agreement will not become effective or enforceable until the eighth (8th) calendar day after Employee signs. If Employee revokes this Agreement, the parties shall have no obligations under this Agreement.

          9. This Agreement does not constitute and shall not be construed as an admission by the Company that it has violated any law, interfered with any rights, breached any obligation or otherwise engaged in any improper or illegal conduct with respect to Employee, and the Company expressly denies that it has engaged in any such conduct.

          10. If any provision, section, subsection or other portion of this Agreement shall be determined by any court of competent jurisdiction to be invalid, illegal or unenforceable in whole or in part, and such determination shall become final, such provision or portion shall be deemed to be severed or limited, but only to the extent required to render the remaining provisions and portion of this Agreement enforceable. This Agreement as thus amended shall be enforced so as to give effect to the intention of the parties insofar as that is possible. In addition, the parties hereby expressly empower a court of competent jurisdiction to modify any term or provision of this Agreement to the extent necessary to comply with existing law and to enforce this Agreement as modified.

          11. Employee hereby agrees and acknowledges that he has carefully read this Agreement, fully understands what this Agreement means, and is signing this Agreement knowingly and voluntarily, and that Employee has not relied on any statement by anyone associated with the Company that is not contained in this Agreement in deciding to sign this Agreement.

          12. This Agreement, the legal relations between the parties and any action, whether contractual or non-contractual, instituted by any party with respect to matters arising under or growing out of or in connection with or in respect of this Agreement, the relationship of the parties or the subject matter hereof shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and performed in such State and without regard to conflicts of law doctrines.

          13. All disputes arising under this Agreement shall be resolved pursuant to Section 10(f) of the Employment Agreement.

                  [Remainder of page intentionally left blank]

     WHEREFORE, the parties have executed this Agreement on the date or dates set forth below.

EMPLOYEE:                             GEMSTAR - TV GUIDE INTERNATIONAL, INC.

[_____________________]               By:
                                            ------------------------------
                                      Name:
                                            ------------------------------
Date:                                 Title:
     --------------------                   ------------------------------

                                      Date:
                                            ------------------------------